                              DATED 1st May 1998
                              ------------------


                      (1) THE PERSONS NAMED IN SCHEDULE 1

                      (2) CHANNELL COMMERCIAL CORPORATION






________________________________________________________________________________

                           SHARE PURCHASE AGREEMENT
             relating to the whole of the issued share capital of
                         A. C. EGERTON (HOLDINGS) PLC

________________________________________________________________________________








                               Hammond Suddards
                              7 Devonshire Square
                                Cutlers Gardens
                                    London
                                   EC2M 4YH

                               Tel:0171-655 1001
                              Fax: 0171-655 1001

                              Ref: ADP/THO.291-1
                            adp/wd/egerton spa.doc

                                     INDEX

1.             Interpretation.............................................  1
2.             Sale and Purchase..........................................  5
3.             Consideration..............................................  5
4.             Completion.................................................  6
5.             Price Adjustment...........................................  9
6.             Warranties................................................. 10
7.             Limitations on the Vendors' Liability...................... 11
8.             Restrictive Covenants...................................... 13
9.             Further Assurance.......................................... 15
10.            Announcements.............................................. 15
11.            Costs...................................................... 15
12.            Variations................................................. 15
13.            Remedies................................................... 16
14.            Assignment................................................. 16
15.            Severance.................................................. 16
16.            Entire Agreement........................................... 16
17.            Time of the Essence........................................ 16
18.            Counterparts............................................... 16
19.            Notices.................................................... 17
20.            Governing Law.............................................. 17
Schedule 1     Part 1 Vendors' Holdings................................... 18
               Part 2 Details of the Company.............................. 24
               Part 3 Subsidiaries of the Company......................... 25
Schedule 2     Warranties................................................. 32
Schedule 3     Properties................................................. 53
Schedule 4     Registered Intellectual Property Rights.................... 55

AGREED FORM DOCUMENTS
---------------------

1.   Tax Deed
2.   Disclosure Letter
3.   Director's/Secretary's resignation letters
4.   Auditors' resignation letter
5.   Legal Opinion
6.   Retention Loan Note Instrument
7.   Consideration Loan Note Instrument
8.   Non Qualified Stock Option Agreement
9.   Royalty Agreement

________________________________________________________________________________

                           SHARE PURCHASE AGREEMENT


THIS AGREEMENT is made on 1 May 1998

BETWEEN:

(1)  THE SEVERAL PERSONS whose names and addresses are set out in column 1 of
     Part 1 of Schedule 1 (the "VENDORS"); and

(2) CHANNELL COMMERCIAL CORPORATION, a corporation organised under the laws of California, U.S.A. whose principal place of business is at 26040 Ynez Road, P.O. Box 9022, Temecula, California 92589-9022, U.S.A. (the "PURCHASER").

WHEREAS:

(A) The Vendors are the legal and beneficial owners of the whole of the issued share capital of the Company.

(B) The Vendors have agreed to sell the whole of the issued share capital of the Company to the Purchaser on the terms of this Agreement.

IT IS HEREBY AGREED as follows:

1.   INTERPRETATION

  1 In this Agreement, unless the context otherwise requires, the following words and expressions shall bear the following meanings:

     "ASSOCIATE" means any person, firm or company which is a connected person (as defined in Section 839 ICTA) of any of the Vendors.

     "BUSINESS DAY" means any day other than Saturdays, Sundays and Bank Holidays; during which clearing banks are open for general banking business in the City of London.

     "CA 1985" means the Companies Act 1985, as amended by the Companies Act
     1989.

     "COMPANY" means A. C. Egerton (Holdings) plc, brief details of which are set out in Part 2 of Schedule 1.

     "COMPLETION" means completion of the sale and purchase of the Shares in accordance with Clause 4.

     "COMPLETION BALANCE SHEET" means the consolidated balance sheet of the Group Companies as at the close of business on 30 April 1998, to be prepared in accordance with Clause 5.

     "CONFIDENTIAL BUSINESS INFORMATION" means all or any information of a confidential nature and not publicly known which is owned by a Group Company or which is used in or otherwise relates to the business, customers or financial or other affairs of any Group Company, including, without limitation, information relating to:

     (a) the business methods, corporate plans, management systems, finances, new business opportunities or development projects of any Group Company; or


________________________________________________________________________________

________________________________________________________________________________

     (b) the marketing or sales of any past or present or future products, goods or services of any Group Company including, without limitation, customer names and lists and other details of customers, sales targets, sales statistics, market share statistics, prices, market research reports and surveys and advertising and other promotional materials, or

     (c) future projects, business development or planning, commercial relationships and negotiations; or

     (d) any trade secrets or other information relating to the provision of any product or service of any Group Company;

     "CONSIDERATION LOAN NOTES" means that loan notes in the agreed form to be issued by the Purchaser pursuant to Clause 3 which are in the form of the consideration loan note instrument in the agreed form.

     "EGERTON AUSTRALIA" means Egerton Australia Pty. Limited.

     "EGERTON INC." means A. C. Egerton Inc.

     "DISCLOSURE LETTER" means the letter of even date herewith in the agreed form from the Vendors to the Purchaser, disclosing information constituting exceptions to the Warranties and details of other matters referred to in this Agreement.

     "FA" means Finance Act.

     "GROUP COMPANIES" means the Company and each of its subsidiaries, brief details of which are set out in Part 2 of Schedule 2 and "GROUP COMPANY" means each of such companies and/or any one of them as the context requires.

     "ICTA" means the Income and Corporation Taxes Act 1988.

     "INITIAL PAYMENT" means the sterling amount to be paid to the Vendors on Completion by or on behalf of the Purchaser in respect of the purchase of the Shares (being a payment on account of the consideration) namely (pounds)15,762,941, such payment to be satisfied in the manner specified in Clause 3.2.

     "INTELLECTUAL PROPERTY" means any patents, trade marks, service marks, registered designs, database rights, utility models, design right, copyright (including copyright in computer software), semi-conductor topography right, inventions, trade secrets and other confidential information, know-how, business or trade names and all other intellectual property and rights of a similar or corresponding nature in any part of the world, whether registered or not or capable of registration or not and including all applications and the right for any of the foregoing rights.

     "INTELLECTUAL PROPERTY RIGHTS" means all the Intellectual Property owned by or used by any Group Company in its business, including all the registered Intellectual Property specified in Schedule 4.

     "LAST ACCOUNTS" means the audited balance sheet of each Group Company as at the Last Accounts Date and the audited profit and loss account of each Group Company made up to the Last Accounts Date and (in the case of the Company) the audited consolidated balance sheet as at such date and the audited consolidated profit and loss account for such period.


________________________________________________________________________________

________________________________________________________________________________

     "LAST ACCOUNTS DATE" means 31st December 1997.

     "LOAN NOTES" means the Consideration Loan Notes and the Retention Loan
     Notes.

     "NET ASSETS" means the aggregate amount (in sterling) of the consolidated assets of the Group Companies less the aggregate amount (in sterling) of the consolidated liabilities of the Group companies, as derived from the Completion Balance Sheet.

     "NET CURRENT ASSETS/LIABILITIES" means the aggregate amount (in sterling) of the consolidated current assets of the Group Companies less the aggregate amount (in sterling) of all the consolidated current liabilities of the Group Companies, or vice versa, as the case may be, in either case as derived from the Completion Balance Sheet.

     "NON QUALIFIED STOCK OPTION AGREEMENT" means the agreement, which is in the agreed form, to be entered into by the Purchaser with each of Mr P J Cousins and Mr C S Thompson at Completion pursuant to which options to purchase 10,000 shares of common stock, par value US$0.01 per share, in the capital of the Purchaser are to be granted to each such person in accordance with the provisions of the Channell Commercial Corporation 1996 Incentive Stock Plan.

     "1 (PENCE) ORDINARY SHARES" means the 458,064 ordinary shares of 1p each in the capital of the Company, fully paid or credited as fully paid, to be sold by the Vendors in the numbers set out opposite their respective names in column (2) of Part 1 of Schedule 1.

     "(POUND)1 ORDINARY SHARES" means the 50,896 ordinary shares of (pound)1.00 each in the capital of the Company, fully paid or credited as fully paid, to be sold by the Vendors in column (2) of the numbers set out opposite their respective names in Part 1 of Schedule 1.

     "PENSION SCHEME" means The Scottish Widows Group Personal Pension Plan and the Legal & General A C Egerton (Holdings) Plc Group Life Assurance Scheme.

     "PLANNING ACTS" means the Town and Country Planning Act 1990, the Planning (Listed Buildings and Conservation Areas) Act 1990, the Planning (Consequential Provisions) Act 1990, the Planning (Hazardous Substances) Act 1990 and the Planning (Compensation) Act 1991, and any other statute or subordinate legislation relating to town and country planning.

     "PROPERTIES" means all the freehold and leasehold properties owned or occupied by a Group Company, brief details of which are set out in Part 1 of Schedule 3 and "PROPERTY" means any one of them.

     "PURCHASER'S GROUP" means the Purchaser, its subsidiaries, any holding company of the Purchaser and any subsidiaries of any such holding company, from time to time.

     "PURCHASER'S SOLICITORS" means Herbert Smith of Exchange House, Primrose Street, London, EC2A 2HS.

     "RETENTION LOAN NOTES" means the loan notes to be issued by the Purchaser pursuant to Clause 3 which are in the form of the retention loan note instrument in the agreed form.

     "ROYALTY AGREEMENT" means the royalty agreement to be entered into between the Purchaser and the Vendors at Completion relating to the payment of deferred consideration to the Vendors in respect of the personally connector, which is in the agreed form.

________________________________________________________________________________

________________________________________________________________________________

     "SECURITY INTEREST" means any mortgage, charge, assignment or assignation by way of security, guarantee, indemnity, debenture, hypothecation, pledge, declaration of trust, lien, right of set off or combination of accounts, or any encumbrance or security interest whatsoever, howsoever created or arising.

     "SHARES" means the (pound)1 Ordinary Shares and the 1 (pence) Ordinary Shares.

     "STATEMENT OF NET ASSETS" means a statement of the Net Assets and including a statement of the Net Current Assets, as derived from the Completion Balance Sheet.

     "SUBSIDIARIES" means the subsidiaries of the Company, brief details of which are set out in Part 3 of Schedule 1.

     "TAXATION" has the same meaning as in the Tax Deed

     "TAXATION AUTHORITY" has the same meanings as in the Tax Deed

     "TAX DEED" means the deed of indemnity relating to Taxation, which is in the agreed form.

     "TAXATION STATUTES" includes statutes (and all regulations, published statements of practice of any Taxation Authority and arrangements whatsoever made thereunder) whether of the United Kingdom or elsewhere, and whether enacted before or after the date of this Agreement, providing for or imposing any Taxation.

     "TCGA" means the Taxation of Chargeable Gains Act 1992.

     "VENDORS' ACCOUNTANTS" means BDO Stoy Hayward of 8 Baker Street, London W1M 1DA.

     "VENDORS' SOLICITORS" means Hammond Suddards of 7 Devonshire Square, Cutlers Gardens, London EC2M 4YH.

     "WARRANTIES" means the warranties and representations set out in Schedule
     2.

1.2 References to any statute, or to any statutory provision, statutory instrument, order or regulation made thereunder, includes that statute, provision, instrument, order or regulation as amended, modified, consolidated, re-enacted, or replaced from time to time, whether before or after the date of this Agreement and also includes any previous statute, statutory provision, instrument, order or regulation, amended, modified, consolidated, re-enacted or replaced by such statute, provision, instrument, order or regulation.

1.3 References to a statutory provision shall be construed as including references to all statutory instruments or orders, regulations or other subordinate legislation made pursuant to that statutory provision.

1.4 The words "COMPANY", "SUBSIDIARY", and "HOLDING COMPANY" shall have the same meanings in this Agreement as their respective definitions in the CA 1985.

1.5 References to any English statutory provision or English legal term for any action, remedy, method of judicial proceeding, document, legal status, court, official or any other legal concept or thing shall, in respect of each of Egerton Australia and Egerton Inc be deemed to refer to and include any equivalent or analogous action, remedy, method of judicial proceeding, document,

________________________________________________________________________________

________________________________________________________________________________

     legal status, court, official or other legal concept or thing or what most nearly approximates in New South Wales, Australia and North Carolina, USA respectively.

1.6 Unless the context otherwise requires, references to the singular include the plural, references to any gender include all other genders, and references to "persons" shall include individuals, bodies corporate, unincorporated associations, professions, businesses and partnerships.

1.7 Clause headings are for information only and shall not affect the construction of this Agreement.

1.8 The Schedules to this Agreement shall for all purposes form part of this Agreement.

1.9 Each agreement, undertaking, covenant, warranty and representation made or given by any of the Vendors in this Agreement, in the Tax Deed or in any agreement or document entered into pursuant to this Agreement shall be deemed for all purposes to be made or given by any such Vendor severally.

1.10 References to documents in the "AGREED FORM" means in the form agreed in writing by or on behalf of each of the parties.

2.   SALE AND PURCHASE

2.1 Subject to the terms and conditions of this Agreement, each of the Vendors shall sell with full title guarantee and the Purchaser shall purchase the number of Shares set opposite the name of such Vendor in column (2) of Part 1 of Schedule 1 free from any and all Security Interests together with all accrued benefits and rights attaching or accruing to the Shares, (including all dividends declared), on or after the date of this Agreement.

2.2 The Vendors waive all rights of pre-emption (if any) over the Shares to which they may be entitled under the Articles of Association of the Company or otherwise in relation to the sale and purchase of the Shares pursuant to this Agreement.

3.   CONSIDERATION

3.1 The consideration for the purchase of the Shares shall (subject to any adjustment pursuant to the provisions of Clause 5) be the sum of (pounds)16,212,941 (or (pounds)16,227,941 if Mrs Lin Morter is still an employee of any Group Companies on 30 April 1999) together with any amounts payable by the Purchaser under the Royalty Agreement, which shall be satisfied in accordance with the provisions of this Clause 3 and the Royalty Agreement (as the case may be).

3.2 On Completion, the Purchaser will pay, on account of the consideration, an amount equal to the Initial Payment which will be satisfied in accordance with the provisions of Clause 4.5.

3.3 The Vendors shall be entitled to receive the proportion of the Initial Payment payable to them in cash on Completion under Clause 3.2 in the amounts set opposite their respective names in column (3) of Part 1 of
     Schedule 1 and shall be entitled to receive the proportion of any payment falling to be made under Clause 3.4(a) set opposite their respective names in column (4) of Part 1 of Schedule 1.

3.4 Within 10 Business Days of the agreement or determination of the Completion Balance Sheet and the Statement of Net Assets pursuant to Clause 5:

     (a) if the Net Assets exceed (pounds)5,911,217 and the Net Current Assets exceed (pounds)442,186 then the Purchaser shall pay to the Vendors in cash, an amount equal to the greater of

________________________________________________________________________________

________________________________________________________________________________

          either (i) the amount of the surplus of Net Assets over (pounds)5,911,217 and (ii) the amount of the surplus of Net Current Assets over (pounds)442,186, as the case may be, together with interest as provided for in Clause 3.5; or

     (b) if the Net Assets are less than (pounds)5,711,217 and the Net Current Assets are less than (pounds)242,186 then upon the expiration of such period of 10 Business Days, the aggregate Redemption Amount (as defined in the Retention Loan Notes) of the Retention Loan Notes shall be reduced by an amount equal to the greater of either (i) the amount of the shortfall of Net Assets below (pounds)5,711,217 (ii) the amount by which the Net Current Assets are less than (pounds)242,186, as the case may be, together with the aggregate amount of interest as provided for in Clause 3.5.

3.5 Any payment falling to be made under Clause 3.4 shall bear interest at a rate equal to 2% per annum above Midland Bank PLC's base rate for the time being in force calculated on a daily basis from the date of Completion to the actual date of such payment (both date inclusive).

3.6 The Purchaser shall pay additional consideration in an aggregate amount of (pounds)450,000 if Mrs Lin Morter is still an employee of any of the Group Companies at such date) to the Vendors in cash on 30 April 1999. If such amount is not paid on 30 April 1999, it shall bear interest at the rate of 10% per annum, compounded daily on the outstanding balance on and from 1 May 1999 up to and including the date of actual payment.

3.7 The Vendors shall be entitled to receive the proportion of the additional consideration of (pounds)450,000 or (pounds)465,000 referred to in Clause
     3.6 in the amounts set opposite their respective names in column (5) of
     Part 1 of Schedule 1.

3.8  The Vendors agree that any sums due to the Vendors in cash under Clauses
     3.2 or 3.4(a) or 3.7 (but not otherwise) may be paid to the Vendors' Solicitors whose receipt shall constitute a full discharge of the Purchaser's obligation to make any such payment and the Purchaser shall not be concerned with the application of any such amount between the Vendors.

4.   COMPLETION

4.1 Completion shall take place at the offices of the Vendors' Solicitors immediately after the signing of this Agreement when the events set out in Clauses 4.2 to 4.5 shall occur.

4.2  At Completion, the Vendors shall deliver to the Purchaser:

     (a) duly completed and executed transfers of the Shares in favour of the Purchaser or as it directs;

     (b)  the certificates for the Shares;

     (c)  the Tax Deed duly executed by the Vendors;

     (d) a copy of any power of attorney under which any agreement or document is executed on behalf of any of the Vendors;

     (e) the resignations of Mr R. F. Thompson as a director of each Group Company, of Mr P. J. Cousins as a director of each Group Company of which he is a director and as the secretary of each Group Company of which he is the secretary, and of Mr J. C. Parker, Mr R. S. Tibbs and Mr C. S. Thompson as directors of the Company, in each case, in the agreed form;

________________________________________________________________________________

________________________________________________________________________________

     (f) the resignation of the existing auditors of each Group Company (other than Egerton Australia and Egerton Inc) in the agreed form confirming that they have no outstanding claims of any kind against any Group Company in the agreed form containing a statement in relation to each Group Company (other than Egerton Australia and Egerton Inc) complying with Section 394 CA 1985 that there are no circumstances connected with their ceasing to hold office which they consider should be brought to the attention of the members or creditors of that company; and

     (g) a certificate of non-crystallisation from Midland Bank plc in respect of the debenture dated 30 July 1991.

4.3 At Completion, the Vendors shall procure that there shall be made available to the Purchaser at the Properties:

     (a) the certificate of incorporation (and, where relevant, any certificate of incorporation on change of name) of each Group Company;

     (b)  the minute books of each Group Company duly made up to the Completion;

     (c) the register of members and other statutory registers of each Group Company duly made up to Completion.

     (d)  the common seal of each Group Company; and

     (e) the title deeds relating to each of the Properties in the United Kingdom except where any such title deeds have been deposited with Midland Bank plc.

4.4 At Completion, the Vendors shall procure that a Board Meeting of each Group Company (other than Egerton Australia and Egerton Inc.) shall be duly convened and held at which, with effect from Completion:

     (a) in the case only of the Company, the transfers referred to in Clause 4.2(a) shall (subject to stamping) be approved and registered;

     (b) the resignation referred to in Clause 4.2(e) shall be submitted and accepted and such person as the Purchaser shall specify shall be appointed auditors of each Group Company;

     (c) such persons as the Purchaser may nominate shall (subject to any maximum number imposed by the articles of association of the relevant Group Company) be appointed as additional directors and as the secretary of each Group Company and the resignations referred to in Clause 4.2(d) shall be submitted and accepted;

     (d) all authorities to the bankers of each Group Company relating to bank accounts shall be revoked and new authorities to such persons as the Purchaser may nominate shall be given to operate the same;

     (e) the registered offices of each Group Company shall be changed to such address as the Purchaser shall specify; and

     (f) the accounting reference date of each Group Company (other than Egerton Australia and Egerton Inc) shall be changed to such date as the Purchaser shall specify.

4.5 Upon completion of the matters specified in Clauses 4.2 to 4.4, the Purchaser shall:

________________________________________________________________________________

________________________________________________________________________________

     (a) pay the aggregate amount of (pounds)13,434,979 by telegraphic transfer to the Vendors Solicitors;

     (b) issue Consideration Loan Notes in an aggregate principal amount of (pounds)751,666 to the relevant Vendors in the amounts set out against their respective names in column (3) of Part 1 of Schedule 1;

     (c) issue Retention Loan Notes in an aggregate principal amount of (pounds)1,576,296 to the relevant Vendors in the amounts set out against their respective names in column (3) of Part 1 of Schedule 1,

     (d)  deliver a legal opinion in the agreed form to the Vendors;

     (e)  deliver a cheque for (pounds)75,000 to Grant Thornton

     (f) enter into a Non Qualified Stock Option Agreement with each of Mr P J Cousins and Mr C S Thompson; and

     (g)  enter into the Royalty Agreement.

4.6 The Purchaser may in its absolute discretion waive any requirement contained in Clauses 4.2 to 4.4 (inclusive) but shall not be obliged to complete the purchase of any of the Shares unless the purchase of all the Shares is completed in accordance with such Clauses and this Agreement. Completion of the purchase of some of the Shares will not affect the rights of the Purchaser with respect to the purchase of any other of the Shares.

4.7 If any of the provisions of Clauses 4.2 to 4.4 (inclusive) is not complied with in any respect on the date agreed for Completion, then the Purchaser may defer Completion to a date not more than 20 Business Days after such date (and so that the provisions of this Clause 4 (other than this Clause 4.7) shall apply to Completion as so deferred) and if there shall be non-compliance with any of such provisions for a period of 10 Business Days following written notice of non-compliance having been served by or on behalf of the Purchaser on the Vendors, then the Purchaser shall be entitled to terminate this Agreement.

4.8 Mr R F Thompson hereby agrees to indemnify and to keep indemnified the Purchaser from and against all actions, proceedings, claims, demands, losses, costs, expenses, damages and liability made against or arising or suffered or incurred by the Company in respect of the properties known as "Le Floriege", Apartment 8, Chalet Daphne, 74220 La Clusaz, France ("La Clusaz") and Ground Floor Office Suite, Tricon House, London Road, Sevenoaks, Kent ("Tricon House") from the date of Completion up to and including: (1) in the case of Tricon House the date on which the lease of Tricon House has been assigned by Timeless Properties Limited ("Timeless") to an independent bona-fide third party purchaser on arms length terms; and
     (2) in the case of La Clusaz the date that the legal title to La Clusaz and is vested in Timeless pursuant to an agreement for sale and purchase dated the 26/th/ day of June 1997 made between A C Egerton (Holdings) Plc (1) and Timeless Properties Limited (2) in respect of, inter alia, La Clusaz and Tricon House. In connection therewith, the Purchaser agrees that each of the Group Companies shall do all such acts and things and provide all such assistance as Mr R F Thompson may reasonably require to procure the transfer of the legal interest in the La Clusaz and Tricon House to Timeless, which assistance shall include irrevocably instructing the Purchaser's solicitors to take all necessary action to ensure that such transfer to Timeless shall occur as quickly as possible.

________________________________________________________________________________

________________________________________________________________________________

5.   PRICE ADJUSTMENT

5.1 The Purchaser shall procure, that within two months after the date of Completion, the Company will prepare a draft of the Completion Balance Sheet and a draft of the Statement of Net Assets and submit both for approval to the Vendors and the Vendors' Accountants.

5.2  The Completion Balance Sheet be prepared:

     (a)  on the basis of the historical cost convention; and

     (b) in a manner consistent with the procedures and policies, bases and methods of valuation adopted in the preparation of the Last Accounts PROVIDED THAT:

          (i) no amount shall be included in the Completion Balance Sheet or Statement of Net Assets in respect of any professional fees and disbursements payable to Grant Thornton in respect of the financial due diligence carried out by Grant Thornton prior to Completion into the affairs of the Group Companies; and

          (ii) no liability (whether actual or contingent) shall be included nor shall any provision or reserve be made in the Completion Balance Sheet which is greater than that which is provided in the Last Accounts in respect of any fact, matter or circumstance arising out of or in connection with the state of any of the Properties or any non-compliance by, or the cost of compliance for, any Group Company with any relevant environmental legislation.

5.3 Within one month of receipt by the Vendors of the draft Completion Balance Sheet and the draft Statement of Net Assets, the Vendors shall inform the Purchaser in writing whether or not in their opinion the draft Completion Balance Sheet and the draft Statement of Net Assets comply with the requirements of this Clause 5 and are accepted by them and, if not, shall specify in writing the amount and nature of any item which they do not accept. If the Vendors confirm in writing that they accept the draft Completion Balance Sheet and the draft Statement of Net Assets, or if they fail to inform the Purchaser within one month of receipt whether or not they accept that the draft Completion Balance Sheet and the draft Statement of Net Assets comply with the requirements of this Clause 5, such drafts shall be the Completion Balance Sheet and the Statement of Net Assets.

5.4 If the Vendors inform the Purchaser, in accordance with Clause 5.3, that they do not accept that the draft Completion Balance Sheet and the draft Statement of Net Assets comply with the requirements of this Clause 5, the Vendors and the Purchaser will hold discussions in good faith with a view to agreeing the Completion Balance Sheet and the draft Statement of Net Assets. If such agreement is reached and is confirmed in writing by the parties, it shall be final and binding on the parties.

5.5 Any dispute about the Completion Balance Sheet and/or the Statement of Net Assets which remains unresolved two months after receipt by the Vendors of the draft Completion Balance Sheet and the draft Statement of Net Assets shall, at the request of either party be referred for final settlement to an independent firm of chartered accountants nominated jointly by the Vendors and the Purchaser or, failing such nomination, within 10 Business Days after request by either the Vendors or the Purchaser, nominated at the request of either party by the President for the time being of the Institute of Chartered Accountants in England and Wales. Such independent firm shall act as experts and not as arbitrators and (in the absence of manifest error) its decisions (both as to the manner in which its determination is to be made and as to the subject matter of its determination) shall be final and binding on the parties.

________________________________________________________________________________

________________________________________________________________________________

5.6 All costs incurred by the Vendors in reviewing and agreeing the Completion Balance Sheet and the Statement of Net Assets shall be borne by the Vendors and all such costs incurred by the Purchaser shall be borne by the Purchaser. The fees of such independent firm shall be payable by the Vendors and the Purchaser in such proportions as such firm determines (or failing such determination in equal shares).

5.7 The Vendors on the one hand and the Purchaser on the other hand shall co-operate fully with the other and, if applicable, with the independent firm appointed under Clause 5.5 (including giving all reasonable access to records, information, and to personnel) with a view to enabling the draft Completion Balance Sheet and the draft Statement of Net Assets to be prepared and subsequently discussed and, if applicable, with a view to enabling any such independent firm to make any determination required by Clause 5.5, and in particular the Purchaser shall procure that the Group Companies shall permit the Vendors, the Vendors' Accountants and their advisers (and, if applicable, such independent firm) to have such access to, and (where reasonable) to take copies of any records or information belonging to the Group Companies as the Vendors may reasonably require for the purpose of reviewing the draft Completion Balance Sheet and the draft Statement of Net Assets.

6.   WARRANTIES

6.1 Each of the Vendors severally warrants to the Purchaser in the terms of the Warranties subject to:

     (a) any matter disclosed or contained in the Disclosure Letter and any document annexed to the Disclosure Letter; and

     (b) the limitations and qualifications set out in this Clause 6 and in Clause 7.

6.2 The Vendors acknowledge that the Purchaser is entering into this Agreement in reliance upon the Warranties.

6.3 Each Warranty in respect of the "COMPANY" shall be deemed to be a Warranty of the Vendors given in respect of the Company and each Group Company and (unless the context or subject matter otherwise requires) the expression the "COMPANY" in Schedule 2 shall be construed accordingly.

6.4 Each of the Warranties is without prejudice to any other Warranty and, except where expressly stated, no Clause contained in this Agreement governs or limits the extent or application of any other Clause and the Warranties shall not in any respect be extinguished or affected by Completion.

6.5 Notwithstanding any rule of law or equity to the contrary, any release, waiver or compromise or any other arrangement of any kind whatsoever to which the Purchaser may agree or effect in relation to any of the Vendors in connection with this Agreement or the Tax Deed or any agreement or document entered into pursuant hereto, and in particular, but without limitation, in connection with any of the Warranties, shall not affect the rights and remedies of the Purchaser as regards any other of the Vendors.

6.6 If any of the Warranties is expressed to be given "SO FAR AS THE VENDORS ARE AWARE" or "TO THE BEST OF THE KNOWLEDGE, INFORMATION AND BELIEF OF THE VENDORS" or words to such effect, such expression means that the Vendors have made all reasonable enquiries into the subject matter of any such Warranty and each Vendor shall be deemed to be aware of all matters of which any other Vendor is aware.

________________________________________________________________________________

________________________________________________________________________________

6.7    The Purchaser warrants to the Vendors that:

       (a) it has full power and authority to enter into and perform this Agreement, the Tax Deed, the Loan Notes, the Royalty Agreement and any agreement or document to be entered into by it pursuant to this Agreement, which constitute, or when executed will constitute, valid and legally binding obligations on the Purchaser in accordance with their respective terms;

       (b) it has taken all corporate and other actions necessary to enable it to enter into and perform this Agreement, the Tax Deed, the Loan Notes, the Royalty Agreement and any agreement or document to be entered into by it pursuant to this Agreement and has obtained all approvals and consents required by it for the performance of the transactions contemplated thereby;

       (c) the execution and delivery of, and the performance by the Purchaser of its obligations under this Agreement, the Tax Deed, the Loan Notes, the Royalty Agreement and any agreement or document to be entered into by it pursuant to this Agreement will not result in a breach of any provision of the constitutive documents of the Purchaser or result in a breach of any order, judgment or decree of any court or governmental agency to which the Purchaser is a party or by which the Purchaser or any of its assets is bound.

7.     LIMITATIONS ON THE VENDORS' LIABILITY

7.1 The Vendors shall not be liable under this Agreement or the Tax Deed in respect of any claim:

       (a) unless and until they shall have received from the Purchaser written notice (containing details of the relevant claim including, the amount of the claim and details of the matter or default which gives rise to the claim):

            (i) in the case of any of the Warranties (other than any of the Warranties set out in paragraph 8 of Schedule 2) on or before noon on 31 December 1999; or

            (ii) in the case of a claim in respect of the Tax Deed or any of the Warranties set out in paragraph 8 of Schedule 2, on or before the sixth anniversary hereof;

       (b) arising from a single circumstance unless the amount of the liability of the Vendors in respect of such claim exceeds (pounds)5,000;

       (c) unless the aggregate amount of the liability of the Vendors for all claims in respect of which the Vendors would otherwise be liable under this Agreement exceeds (pounds)100,000.

7.2 The aggregate liability of the Vendors under this Agreement and the Tax Deed shall not in any circumstances exceed the amount of the Initial Payment plus or minus any adjustment pursuant to Clause 5 PROVIDED THAT the aggregate liability of each Vendor individually shall not in any circumstances exceed:

       (a)  the aggregate amount set opposite the name of such Vendor in column
            (6) of Part 1 of Schedule 1; and

       (b) plus the amount of any adjustment payment received by such Vendor under Clause 5 as set out opposite the name of such Vendor in column
            (4) of Part 1 of Schedule or, as the case may be, less the amount by which the aggregate Redemption Amount (as

________________________________________________________________________________

________________________________________________________________________________

            defined in the Consideration Loan Notes) of the Consideration Loan Notes held by such Vendor is reduced pursuant to Clause 3.4(b); and

       (c) plus the amount of any deferred consideration received by such Vendor under Clause 3.6.

7.3 The Vendors shall not be liable under this Agreement in respect of any claim under the Warranties if and to the extent that the loss occasioned thereby has been recovered under the Tax Deed.

7.4 The Vendors shall not be liable under this Agreement in respect of any claim:

       (a) if and to the extent that provision, reserve or allowance for the matter giving rise to the claim has been made in the Last Accounts or the Completion Balance Sheet or to the extent of any amount which is included as a liability in the Completion Balance Sheet;

       (b) if and to the extent that the aggregate Redemption-Amount (as defined in the Retention Loan Notes) of the Retention Loan Notes has been adjusted in respect of the matter giving rise to the claim; or

       (c) if and to the extent that such claim arises or is increased as a result of any breach by the Purchaser of any of its obligations under this Agreement; or

       (d) to the extent that any such claim arises or is increased as a result of any increase in rates of Taxation or the introduction of changes in Taxation or new forms of Taxation after Completion (with or without retrospective effect) or as a result of any change in law, regulation or directive or the generally published practice of any Taxation Authority occurring after Completion with retrospective effect; or

       (e) if and to the extent that such claim would not have arisen but for any transaction, arrangement, act or omission (or any combination of the same) carried out or effected at any time after Completion by the Purchaser or any member of the Purchaser's Group:

            (i)    outside the ordinary course of its business; or

            (ii) in any other case, if the Purchaser or relevant member of the Purchaser's Group, as the case may be, knew or should have known that it would give rise to such a claim; or

       (f) in respect of any claim for breach of this Agreement which is capable of remedy, unless and until the Purchaser shall have given the Vendors not less than 30 days' written notice within which to remedy such breach and the Vendors shall have failed to do so within such period; or

       (g) to the extent that the liability would not have arisen but for any changes in accounting policy or practice of or affecting any of the Group Companies where such changes are introduced after Completion; or

       (h) to the extent that recovery is made or is capable of being made by the Purchaser under any policy of insurance effected by or for the benefit of the Purchaser or any member of the Purchaser's Group or to the extent that recovery would have been capable of being made under any policy of insurance had the Purchaser or any member of the

________________________________________________________________________________

________________________________________________________________________________

          Purchaser's Group effected policies of insurance on similar terms to those effected by or for the benefit of the Group Companies which are in force as at the date of this Agreement, PROVIDED THAT the Purchaser shall not be precluded from claiming the amount of any increase in the relevant insurance premium on the next occasion of the renewal of the relevant policy (but not on any other occasion thereafter) which is directly attributable to the relevant breach of Warranty by the Vendors.

7.5 In respect of any matter the subject of a claim, such claim shall (if not previously satisfied, withdrawn or settled) be deemed to have been withdrawn and waived unless legal proceedings in respect of such claim have been commenced by being both issued and served on the Vendors within 6 months of notification to the Vendors pursuant to Clause 7.1(a) PROVIDED THAT in any case where the Purchaser is complying with its obligations under Clause 7.8, the relevant period shall be 12 months instead of 6 months.

7.6 The Purchaser shall not be entitled to recover from the Vendors the amount of any loss, liability or damage which results from the Purchaser failing to take all reasonable steps to mitigate its loss, liability or damage. Nothing in this Agreement or the Tax Deed shall relieve the Purchaser of any common law or other duty to mitigate any loss, liability or damage suffered or incurred by it.

7.7 Where the Purchaser or any member of the Purchaser's Group has or may have a claim against any third party in relation to any matter which could give rise to a claim under this Agreement or the Tax Deed, the Purchaser shall use all reasonable endeavours to recover any amounts due from such third party before taking any action (other than notifying the Vendors of the claim pursuant to Clause 7.1(a)) against the Vendors.

7.8 If the Vendors pay to the Purchaser an amount in respect of any claim under the Warranties or the Tax Deed and the Purchaser or any member of the Purchaser's Group subsequently recovers from a third party (including any insurer or any Taxation Authority) a sum which is referable to that claim, the Purchaser or the relevant member of the Purchaser's Group, as the case may be, shall repay to the Vendors so much of the amount paid by the Vendors as does not exceed the sum recovered from the third party less the reasonable costs incurred by the Purchaser or the relevant member of the Purchaser's Group in making such recovery.

7.9 The Purchaser shall not be entitled to rescind this Agreement, the Tax Deed or any agreement entered into pursuant hereto in any circumstances whatsoever.

7.10 If any amount is paid by the Vendors under the Warranties or the Tax Deed, the amount of such payment shall be deemed to constitute a reduction in the consideration payable under this Agreement.

7.11 The Purchaser hereby warrants, represents and undertakes to the Vendors that, as at the date of this Agreement, neither it nor any member of the Purchaser's Group is aware of any fact, matter or circumstance which could give rise to any claim against the Vendors for breach of any of the Warranties or under the Tax Deed.

7.12 The only Warranties which shall apply in relation to Intellectual Property are the Warranties set out at paragraph 6.5 of Schedule 2.

8.   RESTRICTIVE COVENANTS

8.1 Each of Mr R F Thompson, Mr P J Cousins and Mr C S Thompson hereby severally covenants with the Purchaser that without the prior written consent of the Purchaser, he will not:

________________________________________________________________________________

________________________________________________________________________________

     (a) for a period of 2 years after the date of Completion either as principal or partner, alone or jointly with, through or as manager, adviser, consultant or agent for any person or in any other capacity whatsoever carry on or be interested in the business of the manufacture and/or sale of telecommunications external plant products in the United Kingdom in competition with the business of any Group Company as carried on at the date of Completion PROVIDED THAT nothing contained in this Clause 8.1(a) shall preclude any of the Vendors from being the owner for investment purposes only of not more than 5% of the equity share capital of any company listed on or traded on any recognised stock exchange or market and PROVIDED FURTHER THAT this Clause 8.1(a) shall not apply to each of Mr C S Thompson and Mr P J Cousins; or

     (b) for a period of 12 months after the date of Completion, solicit or endeavour to solicit in competition with the business of any Group Company (as carried on at the date of Completion) the custom of, or orders from, any person, firm or company who has been a customer of any Group Company at any time during the period 12 months immediately preceding the date of Completion; or

     (c) for a period of 12 months after the date of Completion interfere with or seek to interfere with the continuance of supplies to any Group Company (or the terms relating to such supplies) from any suppliers who have been supplying components, materials or services to any Group Company at any time during the period 12 months immediately preceding the date of Completion; or

     (d) for a period of 12 months after the date of Completion solicit or endeavour to solicit away any person who is, and was at the date of Completion, employed by any Group Company; or

     (e) at any time after the date of Completion disclose or permit there to be disclosed (save as authorised by the Purchaser or required by law or by any regulatory body or recognised stock exchange) any Confidential Business Information, nor at any time after the date of Completion otherwise make use of any Confidential Business Information for the benefit of such Vendor or in any way to the detriment of any Group Company PROVIDED THAT this Clause shall not apply if and to the extent that the Confidential Business Information concerned has ceased to be confidential or come into the public domain (other than as a result of breach of any obligation of confidence by such Vendor); or

     (f) at any time after the date of Completion use any of the Intellectual Property Rights (in particular any name including the word "Egerton" or similar thereto) or use in that connection anything which is intended, or is likely to be confused with, any of the Intellectual Property Rights.

8.2 The restrictions contained in this Clause 8 are considered to be reasonable by the Vendors in all respects but if any of those restrictions shall be held to be void in the circumstances where it would be valid if some part were deleted, the parties agree that such restrictions shall apply with such deletion as may be necessary to make it valid and effective.

8.3 The provisions of Clauses 8.1(a) to 8.1(f) are separate and severable and shall be enforceable accordingly.

________________________________________________________________________________

________________________________________________________________________________

9.   FURTHER ASSURANCE

9.1 At any time after Completion, the Vendors shall, upon reasonable notice and at the cost of the Purchaser, execute all such documents and do all such acts and things as the Purchaser may reasonably require for effectually vesting the Shares in the Purchaser and otherwise giving the Purchaser the full benefit of all the provisions of this Agreement.

9.2  The Purchaser shall procure by 15 May 1998 that:-

     9.2.1 A. C Egerton Limited pays the sum of (pounds)25,000 to Graham Gardner in satisfaction of his agreed loyalty payment (but only to the extent not already paid);

     9.2.2 A. C Egerton Limited pays the sum of (pounds)15,000 to Bernard McCabe in satisfaction of his agreed loyalty payment (but only to the extent not already paid);

     9.2.3 A. C Egerton Limited pays the sum of (pounds)15,000 to Tim Hankinson in satisfaction of his agreed loyalty payment (but only to the extent not already paid);

     9.2.4 A. C Egerton Limited pays the sum of (pounds)15,000 to Geoff Ferguson in satisfaction of his agreed loyalty payment (but only to the extent not already paid); and

     9.2.5 The sum of (pounds)25,000 is paid to Valerie Bowles in satisfaction of her agreed compensation for redundancy (but only to the extent not already paid).

10.  ANNOUNCEMENTS

     None of the parties may, for a period of 3 months after Completion, make or send a public announcement, communication or circular concerning the transactions referred to in this Agreement unless such party has first obtained the written consent of the others, such consent not to be unreasonably withheld or delayed PROVIDED THAT the provisions of this Clause 10 do not apply to a public announcement, communication or circular required by law or any stock exchange or any regulatory body, if the party required to make or send it has, if reasonably practicable, first consulted and taken into account the reasonable requirements of the other parties.

11.  COSTS

11.1 Except where this Agreement provides otherwise, each party shall pay its own costs and the costs of its advisers relating to or in connection with the negotiation, preparation, execution and performance by it of this Agreement and of each document referred to herein and transaction contemplated hereby (including the due diligence exercise conducted prior to Completion).

11.2 The Purchaser undertakes to pay in full all professional fees, disbursements and VAT thereon payable to Grant Thornton in respect of the financial due diligence carried out by Grant Thornton prior to Completion into the affairs of the Group Companies.

12.  VARIATIONS

     A Variation of this Agreement is valid only if it is in writing and signed by or on behalf of each party.

________________________________________________________________________________

________________________________________________________________________________

13.   REMEDIES

      The failure to exercise or delay in exercising a right, power or remedy provided by this Agreement of by law does not constitute a waiver of any such right, power or remedy or a waiver of other rights, powers or remedies. No single or partial exercise of a right, power or remedy provided by this Agreement or by law prevents further exercise of any such right, power or remedy or the exercise of any other right, power or remedy.

14.   ASSIGNMENT

14.1 This Agreement, the Tax Deed and each of the agreements and documents executed pursuant hereto shall be binding upon and enure for the benefit of the successors in title of the parties.

14.2 No party may assign or transfer or purport to assign or transfer any of its rights or obligations under this Agreement or the Tax Deed or any agreement or document entered into pursuant hereto.

15.   SEVERANCE

      If any term or provision in this Agreement shall be held to be illegal or unenforceable, in whole or in part, under any enactment or rule of law, such term or provision or part shall to that extent be deemed not to form part of this Agreement but the enforceability of the remainder of this Agreement shall not be affected.

16.   ENTIRE AGREEMENT

16.1 This Agreement (including all agreements and documents to be entered into pursuant thereto) and the Tax Deed contain the entire agreement between the parties relating to the sale of the whole of the issued share capital of the Company.

16.2 The Purchaser hereby acknowledges that it has not entered into this Agreement, the Tax Deed or any agreement or document entered into pursuant hereto in reliance upon any representation, covenant, warranty or undertaking made or given by or on behalf of any of the Vendors except as expressly set out in this Agreement, the Tax Deed or any agreement or document entered into pursuant hereto and the Purchaser hereby waives any claim or remedy or right in respect of any representation, covenant, warranty or undertaking made or given by or on behalf of any of the Vendors unless and to the extent that a claim lies for breach of this Agreement, the Tax Deed or any agreement or document entered into pursuant hereto PROVIDED THAT this Clause shall not exclude any liability on the part of any of the Vendors for fraudulent misrepresentation.

17.   TIME OF THE ESSENCE

      Time shall be of the essence of this Agreement, the Tax Deed and any agreement or document entered into pursuant hereto, both as regards the dates and periods set out and as regards any dates and periods which may be substituted for them in accordance with this Agreement, the Tax Deed or any agreement or document entered into pursuant hereto or by agreement in writing between the parties.

18.   COUNTERPARTS

      This Agreement may be executed in any number of counterparts each of which when executed and delivered is an original, but all the counterparts together constitute the same document.

________________________________________________________________________________

________________________________________________________________________________

19.    NOTICES

19.1 A notice or other communication under or in connection with this Agreement shall be in writing and shall be delivered by hand or sent by first class post pre-paid recorded delivery (or air mail if sent to an address outside the United Kingdom) or by facsimile to the party due to receive the notice or communication, at its address set out in this Agreement or at such other address specified by that party by written notice to the others.

19.2 In the absence of evidence of earlier receipt, a notice or other communication is deemed given:

       (a) if delivered by hand, at the time of actual delivery to the address referred to in Clause 19.1;

       (b)  if sent by mail except air mail, 2 Business Days after posting it;

       (c)  if sent by air mail, 7 Business Days after posting it; and

       (d) if sent by facsimile, on production of a transmission report from the machine which sent the facsimile indicating that the facsimile was sent in its entirety to the facsimile number of the recipient.

19.3 Each of the Vendors agrees that for the purposes of this Agreement, the Tax Deed or any agreement or document entered into pursuant hereto;

       (a) any notice or consent to be given by the Vendors or any of them shall only be given by Mr R. F. Thompson as he shall in his absolute discretion think fit; and

       (b) any notice to be given to the Vendors or any of them shall be deemed to have been validly given if to each of Mr R. F. Thompson, Mr P. J. Cousins and Mrs P. M. Bapty.

20.    GOVERNING LAW

20.1 This Agreement shall be governed by and construed in accordance with English law.

20.2 The courts of England shall have exclusive jurisdiction to hear and decide any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Agreement and, for these purposes, each party irrevocably submits to the jurisdiction of the courts of England.

20.3 The Purchaser shall at all times maintain an agent for the service of process in England and hereby appoints the Purchaser's Solicitors as its agent for the service of process in England, service upon whom shall be deemed to have been completed whether or not forwarded to the Purchaser. The Purchaser confirms that the Purchaser's Solicitors have accepted such appointment.

20.4 If for any reason an agent for the service of process appointed by the Purchaser ceases to act as such, the Purchaser shall appoint a new agent for the service of process in England within 10 Business Days thereafter and shall forthwith notify the Vendors in writing of such new appointment and the new agent's name and address. If the Purchaser does not make such an appointment within 10 Business Days after written demand by the Vendors, the Vendors may make such appointment themselves on behalf of the Purchaser.

________________________________________________________________________________

________________________________________________________________________________

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the parties on the date stated above.

________________________________________________________________________________

                                  SCHEDULE 1

                                    PART 1

                               VENDORS' HOLDINGS

------------------------------------------------------------------------------------------------------------------------------------
          NAME AND ADDRESS OF VENDOR                                       NUMBER OF SHARES               INITIAL CONSIDERATION DUE
                                                                             TO BE SOLD


                      (1)                                                        (2)                            (3)
------------------------------------------------------------------------------------------------------------------------------------
                                                                           (POUND)1   1 (PENCE)   CASH   CONSIDERATION   RETENTION
                                                                           ORDINARY   ORDINARY           LOAN NOTES    LOAN NOTES
                                                                            SHARES     SHARES
------------------------------------------------------------------------------------------------------------------------------------
Roy Frederick Thompson                                                       5,112    46,008   1,583,233
West Wing, Brasted Place, Brasted, Kent TN16 1JE
------------------------------------------------------------------------------------------------------------------------------------
Muriel Campbell Thompson                                                     2,521    22,689     780,776
West Wing, Brasted Place, Brasted, Kent TN16 1JE
------------------------------------------------------------------------------------------------------------------------------------
Allison Ann Swift                                                            2,264    20,376     701,181
Coles Bam, Bore Place Road, Chiddingstone, Kent, TN8 7AP
------------------------------------------------------------------------------------------------------------------------------------
Jane Elizabeth Davis                                                         2,300    20,700     712,330
Lower St Clere, Heaverham, Nr Sevenoaks, Kent TN13 1AJ
------------------------------------------------------------------------------------------------------------------------------------
Charles Sydney Thompson                                                      1,979    17,811     612,914
Dwelly Farm, Dwelly Lane, Haxted, Kent TN8 6QA
------------------------------------------------------------------------------------------------------------------------------------
Felicity Charlotte Thompson                                                    121     1,089      37,475
Dwelly Farm, Dwelly Lane, Haxted, Kent TN8 6QA
------------------------------------------------------------------------------------------------------------------------------------
Mrs J E Davis and Mr S P Davis as Trustees of the R F Thompson               2,796    25,164     779,351            -     86,595
Settlement for the Children of Jane Elizabeth Davis
------------------------------------------------------------------------------------------------------------------------------------
Mrs A A Swift and Mr W B Swift as Trustees of the R F                        2,796    25,164     779,351            -     86,595
Thompson Settlement for the Children of Allison Ann Swift
------------------------------------------------------------------------------------------------------------------------------------
Mr C S Thompson and Mrs F C Thompson as Trustees of the R F                  2,796    25,164     779,351            -     86,595
Thompson Settlement for the Children of Charles Sydney
Thompson
------------------------------------------------------------------------------------------------------------------------------------
Mrs M C Thompson and Mr C S Thompson as Trustees of the R F                 10,000    90,000   2,787,380            -    309,709
Thompson Life Interest Settlement dated 30 June 1997
------------------------------------------------------------------------------------------------------------------------------------
Mrs J E Davis, Mr C S Thompson and Mrs A A Swift as Trustees                 5,592    50,328   1,558,703            -    173,189
of the R F Thompson Grandchildren's Settlement dated 1 July
------------------------------------------------------------------------------------------------------------------------------------
Mr R F Thompson and Mr P J Cousins as Trustees of the life                     569     5,121         277                 175,947
interest trust of Roy Frederick Thompson
------------------------------------------------------------------------------------------------------------------------------------
Mr C S Thompson and Mr P J Cousins as Trustees of the life                     292     2,628                   20,100     70,335
interest trust of Charles Sydney Thompson
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          NAME AND ADDRESS OF VENDOR                                PROPORTION OF          AMOUNT OF DEFERRED          MAXIMUM
                                                                    ANY REPAYMENT            CONSIDERATION            AGGREGATE
                                                                    UNDER CLAUSE                PAYABLE            LIABILITY AS PER
                                                                       3.4(A)               UNDER CLAUSE 3.6          CLAUSE 7.2
                      (1)                                               (4)                        (5)                   (6)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     IF EQUAL         IF EQUAL
                                                                                        TO               TO
                                                                                  (POUNDS)465,000     450,000
------------------------------------------------------------------------------------------------------------------------------------
Roy Frederick Thompson                                                                46,703           45,197         1,759,457
West Wing, Brasted Place, Brasted, Kent TN16 1JE
------------------------------------------------------------------------------------------------------------------------------------
Muriel Campbell Thompson                                                              23,031           22,288           867,804
West Wing, Brasted Place, Brasted, Kent TN16 1JE
------------------------------------------------------------------------------------------------------------------------------------
Allison Ann Swift                                                                     20,684           20,017           779,228
Coles Bam, Bore Place Road, Chiddingstone, Kent, TN8 7AP
------------------------------------------------------------------------------------------------------------------------------------
Jane Elizabeth Davis                                                                  21,014           20,336           791,615
Lower St Clere, Heaverham, Nr Sevenoaks, Kent TN13 1AJ
------------------------------------------------------------------------------------------------------------------------------------
Charles Sydney Thompson                                                               18,080           17,497           703,349
Dwelly Farm, Dwelly Lane, Haxted, Kent TN8 6QA
------------------------------------------------------------------------------------------------------------------------------------
Felicity Charlotte Thompson                                                            1,106            1,070            88,267
Dwelly Farm, Dwelly Lane, Haxted, Kent TN8 6QA
------------------------------------------------------------------------------------------------------------------------------------
Mrs J E Davis and Mr S P Davis as Trustees of the R F Thompson          5.4936%       25,545           24,721           865,946
Settlement for the Children of Jane Elizabeth Davis
------------------------------------------------------------------------------------------------------------------------------------
Mrs A A Swift and Mr W B Swift as Trustees of the R F                   5.4936%       25,545           24,721           865,946
Thompson Settlement for the Children of Allison Ann Swift
------------------------------------------------------------------------------------------------------------------------------------
Mr C S Thompson and Mrs F C Thompson as Trustees of the R F             5.4936%       25,545           24,721           865,946
Thompson Settlement for the Children of Charles Sydney
Thompson
------------------------------------------------------------------------------------------------------------------------------------
Mrs M C Thompson and Mr C S Thompson as Trustees of the R F            19.6479%       91,362           88,415         3,097,089
Thompson Life Interest Settlement dated 30 June 1997
------------------------------------------------------------------------------------------------------------------------------------
Mrs J E Davis, Mr C S Thompson and Mrs A A Swift as Trustees           10.9871%       51,089           49,441         1,731,892
of the R F Thompson Grandchildren's Settlement dated 1 July
------------------------------------------------------------------------------------------------------------------------------------
Mr R F Thompson and Mr P J Cousins as Trustees of the life             11.1619%        5,199            5,031                 -
interest trust of Roy Frederick Thompson
------------------------------------------------------------------------------------------------------------------------------------
Mr C S Thompson and Mr P J Cousins as Trustees of the life              4.4620%        2,668            2,582                 -
interest trust of Charles Sydney Thompson
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
           NAME AND ADDRESS OF VENDOR                                NUMBER OF SHARES             INITIAL CONSIDERATION DUE
                                                                        TO BE SOLD
                     (1)                                                   (2)                               (3)
---------------------------------------------------------------------------------------------------------------------------------
                                                                  (POUND)1    1 (PENCE)     CASH    CONSIDERATION     RETENTION
                                                                  ORDINARY    ORDINARY                LOAN NOTES     LOAN NOTES
                                                                   SHARES      SHARES
---------------------------------------------------------------------------------------------------------------------------------
Mrs F C Thompson and Mr P J Cousins as Trustees of the life
interest trust of Felicity Charlotte Thompson                          164       1,476                     41,965         8,827
---------------------------------------------------------------------------------------------------------------------------------
Mrs A A Swift and Mr P J Cousins as Trustees of the life
interest trust of Allison Ann Swift                                    252       2,268        124                        77,923
---------------------------------------------------------------------------------------------------------------------------------
Mrs J E Davis and Mr P J Cousins as Trustees of the life
interest trust of Jane Elizabeth Davis                                 256       2,304        123                        79,162
---------------------------------------------------------------------------------------------------------------------------------
Mr W B Swift and Mr P J Cousins as Trustees of the life
interest trust of William Beaumont Swift                                40         360     11,149               -         1,239
---------------------------------------------------------------------------------------------------------------------------------
Mrs M C Thompson and Mr P J Cousins as Trustees of the life
interest trust of Muriel Campbell Thompson                             281       2,529        248                        86,780
---------------------------------------------------------------------------------------------------------------------------------
Christopher Berkeley Dawson
9 Rosslyn Road, Shoreham, W Sussex, BN43 6WL                           202       1,818     62,561
---------------------------------------------------------------------------------------------------------------------------------
Kerry Anne Dawson
9 Rosslyn Road, Shoreham, W Sussex, BN43 6WL                           202       1,818     62,561
---------------------------------------------------------------------------------------------------------------------------------
Patricia Marshall Bapty
Grasmere, Old Exeter Street, Chudleigh, Devon TQ13 OLD                 469       4,221    145,253
---------------------------------------------------------------------------------------------------------------------------------
Mrs P M Bapty and Dr A A Bapty as Trustees of the P M Bapty
Settlement for her Daughters dated 30 June 1997                      1,479      13,311    274,835         137,418        45,806
---------------------------------------------------------------------------------------------------------------------------------
Mrs P M Bapty and Dr A A Bapty as Trustees of the P M Bapty
Settlement for her Grandchildren dated 30 June 1997                  2,500      22,500    696,845               -        77,427
---------------------------------------------------------------------------------------------------------------------------------
Dr A A Bapty and Mrs P M Bapty as Trustees of the A A Bapty
Settlement for his Children dated 30 June 1997)                      1,050       9,450    292,675               -        32,519
---------------------------------------------------------------------------------------------------------------------------------
Mrs P M Bapty and Mr E Probert as Trustees of the life
interest trust of Patricia Marshall Bapty                              227       2,043                     48,748        21,556
---------------------------------------------------------------------------------------------------------------------------------
Dr A A Bapty and Mr E Probert as Trustees of the life
interest trust of Dr Arthur Allan Bapty                                426       3,834     15,000         103,742        13,194
---------------------------------------------------------------------------------------------------------------------------------
Mr C B Dawson and Mr E Probert as Trustees of the life
interest trust of Christopher Berkeley Dawson                          146       1,314     10,000          24,439        10,778
---------------------------------------------------------------------------------------------------------------------------------
Mrs K A Dawson and Mr E Probert as Trustees of the life
interest trust of Kerry Anne Dawson                                    146       1,314     10,000          24,439        10,778
---------------------------------------------------------------------------------------------------------------------------------
Mrs C G Humphries and Mr E Probert as Trustees of the life
interest trust of Christina Gabriel Humphries                          204       1,836     14,000          42,863         6,318
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                 PROPORTION OF         AMOUNT OF DEFERRED            MAXIMUM
                                                                 ANY REPAYMENT           CONSIDERATION              AGGREGATE
                                                                 UNDER CLAUSE               PAYABLE             LIABILITY AS PER
                                                                    3.4(A)              UNDER CLAUSE 3.6           CLAUSE 7.2
                                                                     (4)                       (5)                    (6)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    IF EQUAL        IF EQUAL
                                                                                       TO             TO
                                                                                 (POUNDS)465,000    450,000
---------------------------------------------------------------------------------------------------------------------------------
Mrs F C Thompson and Mr P J Cousins as Trustees of the life
interest trust of Felicity Charlotte Thompson                          0.5599%             1,498       1,450                   -
---------------------------------------------------------------------------------------------------------------------------------
Mrs A A Swift and Mr P J Cousins as Trustees of the life
interest trust of Allison Ann Swift                                    4.9434%             2,302       2,228                   -
---------------------------------------------------------------------------------------------------------------------------------
Mrs J E Davis and Mr P J Cousins as Trustees of the life
interest trust of Jane Elizabeth Davis                                 5.0220%             2,339       2,264                   -
---------------------------------------------------------------------------------------------------------------------------------
Mr W B Swift and Mr P J Cousins as Trustees of the life
interest trust of Williams Beaumont Swift                              0.0786%               366         354              12,388
---------------------------------------------------------------------------------------------------------------------------------
Mrs M C Thompson and Mr P J Cousins as Trustees of the life
interest trust of Muriel Campbell Thompson                             5.5053%             2,567       2,484                   -
---------------------------------------------------------------------------------------------------------------------------------
Christopher Berkeley Dawson
9 Rosslyn Road, Shoreham, W Sussex, BN43 6WL                                               1,846       1,786             107,778
---------------------------------------------------------------------------------------------------------------------------------
Kerry Anne Dawson
9 Rosslyn Road, Shoreham, W Sussex, BN43 6WL                                               1,846       1,786             107,778
---------------------------------------------------------------------------------------------------------------------------------
Patricia Marshall Bapty
Grasmere, Old Exeter Street, Chudleigh, Devon TQ13 OLD                                     4,285       4,147             215,557
---------------------------------------------------------------------------------------------------------------------------------
Mrs P M Bapty and Dr A A Bapty as Trustees of the P M Bapty
Settlement for her Daughters dated 30 June 1997                        2.9059%            13,513      13,077             458,059
---------------------------------------------------------------------------------------------------------------------------------
Mrs P M Bapty and Dr A A Bapty as Trustees of the P M Bapty
Settlement for her Grandchildren dated 30 June 1997                    4.9120%            22,841      22,104             774,272
---------------------------------------------------------------------------------------------------------------------------------
Dr A A Bapty and Mrs P M Bapty as Trustees of the A A Bapty
Settlement for his Children dated 30 June 1997)                        2.0630%             9,593       9,284             325,194
---------------------------------------------------------------------------------------------------------------------------------
Mrs P M Bapty and Mr E Probert as Trustees of the life
interest trust of Patricia Marshall Bapty                              1.3675%             2,074       2,007                   -
---------------------------------------------------------------------------------------------------------------------------------
Dr A A Bapty and Mr E Probert as Trustees of the life
interest trust of Dr Arthur Allan Bapty                                0.8370%             3,893       3,767             131,936
---------------------------------------------------------------------------------------------------------------------------------
Mr C B Dawson and Mr E Probert as Trustees of the life
interest trust of Christopher Berkeley Dawson                          0.6838%             1,334       1,291                   -
---------------------------------------------------------------------------------------------------------------------------------
Mr K A Dawson and Mr E Probert as Trustees of the life
interest trust of Kerry Anne Dawson                                    0.6838%             1,334       1,291                   -
---------------------------------------------------------------------------------------------------------------------------------
Mrs C G Humphries and Mr E Probert as Trustees of the life
interest trust of Christina Gabriel Humphries                          0.4008%             1,864       1,804              63,181
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
        NAME AND ADDRESS OF VENDOR                NUMBER OF SHARES              INITIAL CONSIDERATION DUE            PROPORTION OF
                                                    TO BE SOLD                                                       ANY REPAYMENT
                                                                                                                      UNDER CLAUSE
                                                                                                                         3.4(A)
                  (1)                                  (2)                                 (3)                            (4)
-----------------------------------------------------------------------------------------------------------------------------------
                                                  (POUND)1      1 (PENCE)       CASH    CONSIDERATION   RETENTION
                                                  ORDINARY       ORDINARY                LOAN NOTES    LOAN NOTES
                                                   SHARES         SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Mrs H E Merryweather and Mr E Probert as                204         1,836       10,000         46,863         6,318      0.4008%
Trustees of the life interest trust of
Harriet Ester Merryweather
-----------------------------------------------------------------------------------------------------------------------------------
Miss J J Dawson and Mr E Probert as Trustees            204         1,863       10,000         46,863         6,318      0.4008%
of the life interest trust of Julia Jane Dawson
-----------------------------------------------------------------------------------------------------------------------------------
Peter John Cousins                                      940         8,460      291,126
Paines Farm, Otford, Kent TN15 6XN
-----------------------------------------------------------------------------------------------------------------------------------
Jennifer Mary Rose Cousins                              205         1,845       63,490
Paines Farm, Otford, Kent TN15 6XN
-----------------------------------------------------------------------------------------------------------------------------------
Mr N A Cousins and Mr P J Cousins as Trustees of         92           828        7,000         18,644         2,849      0.1808%
the life interest trust of Nicholas Anthony Cousins
-----------------------------------------------------------------------------------------------------------------------------------
Miss L P Cousins and Mr P J Cousins as Trustees of       92           828        7,000         18,644         2,849      0.1808%
the life interest trust of Louisa Philippa Cousins
-----------------------------------------------------------------------------------------------------------------------------------
Mr P J Cousins and Mrs J M R Cousins as Trustees of     162         1,458                      16,043        34,130      2.1652%
the life interest trust of Peter John Cousins
-----------------------------------------------------------------------------------------------------------------------------------
Mrs J M R Cousins and Mr P J Cousins as Trustees of     162         1,458                      38,807        11,366      0.7211%
the life interest trust of Jennifer Mary Rose Cousins
-----------------------------------------------------------------------------------------------------------------------------------
Leonard Joseph Alfieri                                  945         8,505      292,675
20 Chipstead Park, Sevenoaks, Kent TN13 2SN
-----------------------------------------------------------------------------------------------------------------------------------
Margaret Josefa Alfieri                                 148         1,332       45,837
20 Chipstead Park, Sevenoaks, Kent TN13 2SN
-----------------------------------------------------------------------------------------------------------------------------------
Mr L J Alfieri and Mrs M J ALfieri as Trustees of       330         2,970                      91,984        10,220      0.6484%
the L J Alfieri Settlement for his Sons dated
30 June 1997
-----------------------------------------------------------------------------------------------------------------------------------
Mrs M J Alfieri and Mr P J Cousins as Trustees of        17           153          155                        5,110      0.3242%
the life interest trust of Margaret Josefa Alfieri
-----------------------------------------------------------------------------------------------------------------------------------
Mr L J Alfieri and Mr P J Cousins as Trustees of        213         1,917                      30,104        35,864      2.2752%
the life interest trust of Leonard Joseph Alfieri
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                50,896       458,064   13,434,979        751,666     1,576,296    100.0000%


------------------------------------------------------------------------------------------------------------
           NAME AND ADDRESS OF VENDOR                            AMOUNT OF DEFERRED            MAXIMUM
                                                                   CONSIDERATION              AGGREGATE
                                                                      PAYABLE               LIABILITY AS PER
                                                                 UNDER CLAUSE 3.6              CLAUSE 7.
                     (1)                                               (5)                      (6)
------------------------------------------------------------------------------------------------------------
                                                             IF EQUAL       IF EQUAL
                                                                TO             TO
                                                          (POUNDS)465,000     450,000
------------------------------------------------------------------------------------------------------------
Mrs H E Merryweather and Mr E Probert as                          1,864       1,804                   63181
Trustees of the life interest trust of
Harriet Ester Merryweather
------------------------------------------------------------------------------------------------------------
Miss J J Dawson and Mr E Probert as Trustees                      1,864       1,804                   63181
of the life interest trust of Julia Jane Dawson
------------------------------------------------------------------------------------------------------------
Peter John Cousins                                                8,588       8,311                  341299
Paines Farm, Otford, Kent TN15 6XN
------------------------------------------------------------------------------------------------------------
Jennifer Mary Rose Cousins                                        1,873       1,813                  113663
Paines Farm, Otford, Kent TN15 6XN
------------------------------------------------------------------------------------------------------------
Mr N A Cousins and Mr P J Cousins as Trustees of                    841         814                   28493
the life interest trust of Nicholas Anthony Cousins
------------------------------------------------------------------------------------------------------------
Miss L P Cousins and Mr P J Cousins as Trustees of                  841         814                   28493
the life interest trust of Louisa Philippa Cousins
------------------------------------------------------------------------------------------------------------
Mr P J Cousins and Mrs J M R Cousins as Trustees of               1,480       1,432
the life interest trust of Peter John Cousins
------------------------------------------------------------------------------------------------------------
Mrs J M R Cousins and Mr P J Cousins as Trustees of               1,480       1,432
the life interest trust of Jennifer Mary Rose Cousins
------------------------------------------------------------------------------------------------------------
Leonard Joseph Alfieri                                            8,634       8,355                 358,643
20 Chipstead Park, Sevenoaks, Kent TN13 2SN
------------------------------------------------------------------------------------------------------------
Margaret Josefa Alfieri                                           1,353       1,309                  51,102
20 Chipstead Park, Sevenoaks, Kent TN13 2SN
------------------------------------------------------------------------------------------------------------
Mr L J Alfieri and Mrs M J ALfieri as Trustees of                 3,015       2,918                 102,204
the L J Alfieri Settlement for his Sons dated
30 June 1997
------------------------------------------------------------------------------------------------------------
Mrs M J Alfieri and Mr P J Cousins as Trustees of                   155         150
the life interest trust of Margaret Josefa Alfieri
------------------------------------------------------------------------------------------------------------
Mr L J Alfieri and Mr P J Cousins as Trustees of                  1,946       1,883
the life interest trust of Leonard Joseph Alfieri
------------------------------------------------------------------------------------------------------------

TOTAL                                                           465,000     450,000            15,762941

________________________________________________________________________________

                                    PART 2

                            DETAILS OF THE COMPANY

COMPANY NUMBER:               818919

TYPE OF COMPANY:              Public Limited Company

DATE OF INCORPORATION:        9 September 1964

COUNTRY OF INCORPORATION:     England and Wales

AUTHORISED SHARE CAPITAL:     (pounds)250,000 divided into 150,000 Ordinary
                              Shares of (pound)1 each and 10,000,000 Ordinary
                              Shares of 1 (pence) each

ISSUED SHARE CAPITAL:         50,896 Ordinary Shares of (pound)1 each and
                              458,064 Ordinary Shares or 1 (pence) each

REGISTERED OFFICE:            Central House, Murray Road, Orpington, Kent BR5
                              3QU

DIRECTORS:                    R.F. Thompson
                              P.J. Cousins
                              J.C. Parker
                              R.S. Tibbs
                              C.S. Thompson

SECRETARY:                    P.J. Cousins

ACCOUNTING REFERENCE DATE:    31 December

AUDITORS:                     BDO Stoy Hayward, 8 Baker Street, London W1M 1DA

CHARGES: All monies, fixed and floating charge on all property and assets present and future including uncalled capital held by Midland Bank Plc dated 30 July 1991

________________________________________________________________________________

________________________________________________________________________________

                                    PART 3

                          SUBSIDIARIES OF THE COMPANY

NAME OF SUBSIDIARY:           A.C. EGERTON LIMITED

COMPANY NUMBER:               912862

TYPE OF COMPANY:              Private Company limited by shares

DATE OF INCORPORATION:        10 August 1967

COUNTRY OF INCORPORATION:     England and Wales

AUTHORISED SHARE CAPITAL:     (pounds)100,000 divided into 50,000 "A" Ordinary
                              Shares of (pound)1 each and 50,000 "B" Ordinary
                              Shares of (pound)1 each

ISSUED SHARE CAPITAL:         50,000 "A" Ordinary Shares of (pound)1 each and
                              50,000 "B" Ordinary Shares or (pound)1 each

REGISTERED OFFICE:            Central House, Murray Road, Orpington, Kent BR5
                              3QU

DIRECTORS:                    R.F. Thompson
                              P.J. Cousins
                              G. Gardner
                              C.S. Thompson
                              R.M. Tomkins
                              B. McCabe

SECRETARY:                    N.A.J. Bedford

ACCOUNTING REFERENCE DATE:    31 December

AUDITORS:                     BDO Stoy Hayward, 8 Baker Street, London W1M 1DA

CHARGES: Chattels mortgages dated 29.06.95, 18.10.93, 28.06.93, 24.09.92 in the name of Forward Trust Limited

                              Charge on all book and other debts dated 10.08.82 for all monies owing to Midland Bank Plc

SHAREHOLDER:                  A.C. Egerton (Holdings) plc: wholly-owned

________________________________________________________________________________

________________________________________________________________________________

NAME OF SUBSIDIARY:           EGERTON (G.R.P.) LIMITED

COMPANY NUMBER:               1100797

TYPE OF COMPANY:              Private Company limited by shares

DATE OF INCORPORATION:        8 March 1973

COUNTRY OF INCORPORATION:     England and Wales

AUTHORISED SHARE CAPITAL:     (pounds)30,000 divided into 30,000 Ordinary
                              Shares of (pound)1 each

ISSUED SHARE CAPITAL:         22,000 Ordinary Shares of (pound)1 each

REGISTERED OFFICE:            Central House, Murray Road, Orpington, Kent BR5
                              3QU

DIRECTORS:                    R.F. Thompson
                              P.J. Cousins
                              M.G. Morgan
                              J. Shaw

SECRETARY:                    M. Allen

ACCOUNTING REFERENCE DATE:    31 December

AUDITORS:                     BDO Stoy Hayward, 8 Baker Street, London W1M 1DA

CHARGES: Chattels Mortgage dated 29.06.93 for all monies owed to Forward Trust Limited

                              Charge over all book debts dated 10.08.82 for all monies owned to Midland Bank Plc

                              Floating charge over all property and assets present and future dated 18.12.79 for all monies owed to Midland Bank Plc

SHAREHOLDER:                  A.C. Egerton (Holdings) plc: wholly-owned

________________________________________________________________________________

________________________________________________________________________________

NAME OF SUBSIDIARY:           A.C. EGERTON (TC) LIMITED

COMPANY NUMBER:               233417

TYPE OF COMPANY:              Private Company limited by shares

DATE OF INCORPORATION:        18 September 1928

COUNTRY OF INCORPORATION:     England and Wales

AUTHORISED SHARE CAPITAL:     (pounds)10,000 divided into 10,000 Ordinary
                              Shares of (pound)1 each

ISSUED SHARE CAPITAL:         10,000 Ordinary Shares of (pound)1 each

REGISTERED OFFICE:            Central House, Murray Road, Orpington, Kent BR5
                              3QU

DIRECTORS:                    R.F. Thompson

SECRETARY:                    P.J. Cousins

ACCOUNTING REFERENCE DATE:    31 December

AUDITORS:                     BDO Stoy Hayward, 8 Baker Street, London W1M 1DA

CHARGES: Fixed and floating charge dated 25.08.81 in favour of Midland Bank plc and fixed charge dated
                              10.08.82 in favour of Midland Bank plc.

SHAREHOLDER:                  A.C. Egerton (Holdings) plc: wholly-owned

________________________________________________________________________________

________________________________________________________________________________

NAME OF SUBSIDIARY:                     EDGERTON OPTICAL COMPONENTS LIMITED

COMPANY NUMBER:                         2145033

TYPE OF COMPANY:                        Private Company limited by shares

DATE OF INCORPORATION:                  6 July 1987

COUNTRY OF INCORPORATION:               England and Wales

AUTHORISED SHARE CAPITAL:               (pounds)30,000 divided into 30,000
                                        Ordinary Shares of (pounds)1 each

ISSUED SHARE CAPITAL:                   30,000 Ordinary Shares of (pounds)1 each

REGISTERED OFFICE:                      Central House, Murray Road, Orpington,
                                        Kent BR5 3QU

DIRECTORS:                              R.F. Thompson
                                        P.J. Cousins

SECRETARY:                              P.J. Cousins

ACCOUNTING REFERENCE DATE:              31 December

AUDITORS:                               BDO Stoy Hayward, 8 Baker Street, London
                                        W1M 1DA

CHARGES: Fixed and floating over all property present and future, including uncalled capital and book debts dated 15.04.88 for all monies owed to Midland Bank Plc.

SHAREHOLDERS:                           A.C. Egerton (Holdings) plc: wholly-
                                        owned

________________________________________________________________________________

________________________________________________________________________________

NAME OF SUBSIDIARY:                     EDGERTON COMMUNICATIONS SYSTEMS (1989)
                                        LIMITED

COMPANY NUMBER:                         2285275

TYPE OF COMPANY:                        Private Company limited by shares

DATE OF INCORPORATION:                  8 August 1988

COUNTRY OF INCORPORATION:               England and Wales

AUTHORISED SHARE CAPITAL:               (pounds)30,000 divided into 30,000
                                        Ordinary Shares of (pounds)1 each

ISSUED SHARE CAPITAL:                   30,000 Ordinary Shares of (pounds)1 each

REGISTERED OFFICE:                      Central House, Murray Road, Orpington,
                                        Kent BR5 3QU

DIRECTORS:                              R.F. Thompson
                                        P.J. Cousins

SECRETARY:                              P.J. Cousins

ACCOUNTING REFERENCE DATE:              31 December

AUDITORS:                               BDO Stoy Hayward, 8 Baker Street, London
                                        W1M 1DA

CHARGES: Fixed and Floating over all property present and future, including uncalled capital and book debts dated 30.8.89 for all monies owed to Midland Bank Plc.

SHAREHOLDERS:                           A.C. Egerton (Holdings) plc: wholly-
                                        owned

________________________________________________________________________________

________________________________________________________________________________

NAME OF SUBSIDIARY:                     A. C. EGERTON TRUSTEES LIMITED

COMPANY NUMBER:                         2724967

TYPE OF COMPANY:                        Private Company limited by shares

DATE OF INCORPORATION:                  23 June 1992

COUNTRY OF INCORPORATION:               England and Wales

AUTHORISED SHARE CAPITAL:               (pounds)100 divided into 100 Ordinary
                                        Shares of (pound)1 each

ISSUED SHARE CAPITAL:                   2 Ordinary Shares of (pound)1 each

REGISTERED OFFICE:                      Central House, Murray Road, Orpington,
                                        Kent BR5 3QU

DIRECTORS:                              R.F. Thompson
                                        P.F. de Vic Carey

SECRETARY:                              P.J. Cousins

ACCOUNTING REFERENCE DATE:              31 December

AUDITORS:                               BDO Stoy Hayward, 8 Baker Street,
                                        London W1M 1DA

CHARGES:                                None

SHAREHOLDERS:                           A. C. Egerton (Holdings) plc: wholly-
                                        owned

________________________________________________________________________________

________________________________________________________________________________

NAME OF SUBSIDIARY:                     EDGERTON AUSTRALIA PTY LIMITED

COMPANY NUMBER:                         002 735622

TYPE OF COMPANY:                        Proprietary Company limited by shares

DATE OF INCORPORATION:                  9 September 1971

COUNTRY OF INCORPORATION:               New South Wales, Australia

AUTHORISED SHARE CAPITAL:               A$1,000,000 divided into 1,000,000
                                        Ordinary Shares of A$1 each

ISSUED SHARE CAPITAL:                   397,500 Ordinary Shares of A$1 each

REGISTERED OFFICE:                      14 Carter Street
                                        Homebush Bay
                                        New South Wales 2140
                                        Australia

DIRECTORS:                              P.J. Cousins
                                        T.B. Hankinson
                                        C.S. Thompson
                                        R.F. Thompson

SECRETARY:                              R. Ingram

ACCOUNTING REFERENCE DATE:              31 December

CHARGES:                                Mortgage debenture dated 23.09.86 in
                                        favour of National Australia Bank

SHAREHOLDERS:                           A.C. Egerton Limited: wholly-owned

________________________________________________________________________________

________________________________________________________________________________

NAME OF SUBSIDIARY:                    A. C. EGERTON INC.

COMPANY NUMBER:                        0370286

TYPE OF COMPANY:                       Private Company limited by shares

DATE OF INCORPORATION:                 30 May 1995

JURISDICTION OF INCORPORATION:         North Carolina USA

AUTHORISED SHARE CAPITAL:              100,000 shares of common stock of no par
                                       value

ISSUED SHARE CAPITAL:                  15,000 shares of common stock of no par
                                       value

PRINCIPAL OFFICE:                      1801 Bradbury Court
                                       Gastonia
                                       North Carolina
                                       USA

DIRECTORS:                             G. Fergusson
                                       G. B. Gardner
                                       M. M. Fergusson

ACCOUNTING REFERENCE DATE:             31 December

SHAREHOLDER:                           A. C. Egerton (TC) Limited: wholly-owned

________________________________________________________________________________

________________________________________________________________________________

                                  SCHEDULE 2

                                  WARRANTIES

1.   CORPORATE MATTERS

1.1  AUTHORITY AND TITLE TO THE SHARES

     (a) Each Vendor has full power and authority to enter into and perform this Agreement and the Tax Deed which constitute, or when executed will constitute, binding obligations on such Vendor in accordance with their respective terms.

     (b) The Shares have been validly allotted and issued, are fully paid or are credited as fully paid and constitute the whole of the issued share capital of A. C. Egerton (Holdings) plc.

     (c) There is no Security Interest on, over or affecting any of the Shares and there is no agreement or arrangement to give or create any Security Interest and no claim has been made by any person to be entitled to any Security Interest.

     (d) Each Vendor is entitled to transfer the full legal and beneficial ownership of the number of Shares set out against the name of such Vendor in column (2) of Part 1 of Schedule 1 to the Purchaser on the terms of this Agreement without the consent of any third party.

1.2  OPTIONS OVER THE COMPANY'S CAPITAL

     Except as required by this Agreement, there are no agreements or arrangements in force which provide for the present or future issue, allotment or transfer of, or grant to any person of the right (whether conditional or otherwise) to call for the issue, allotment or transfer of, any share or loan capital of the Company (including any option or right of pre-emption or conversion).

1.3  NEW ISSUES OF CAPITAL

     No share capital has been issued or allotted, or agreed to be issued or allotted, by the Company since the Last Accounts Date.

1.4  SUBSIDIARIES

     (a) The Company is not the holder or beneficial owner of, nor has it agreed to acquire any share or loan capital of, any company (whether incorporated in the United Kingdom or elsewhere) other than any of the Subsidiaries.

     (b) Each of the Subsidiaries is a wholly-owned subsidiary of A. C. Egerton (Holdings) plc.

     (c) Apart from Egerton Australia and Egerton Inc., no Group Company has any branch, agency or place of business outside the United Kingdom.

     (d) Each of A. C. Egerton (TC) Limited and Egerton Optical Components Limited is dormant.

________________________________________________________________________________

________________________________________________________________________________

1.5  COMMISSIONS

     No one is entitled to receive from the Company any finder's fee, brokerage or other commission in connection with the sale and purchase of the Shares under this Agreement.

1.6  MEMORANDA AND ARTICLES OF ASSOCIATION, STATUTORY BOOKS, RESOLUTIONS AND
     SEAL

     (a) The copy of the Memorandum and Articles of Association of each Group Company (other than Egerton Australia and Egerton Inc) which is annexed to the Disclosure Letter is accurate and complete in all respects and has attached to it a copy of every such resolution as is referred to in Section 380 of the CA 1985.

     (b) The register of members and other statutory books of the Company have been properly kept and contain an accurate and complete record of the matters with which they are required by law to deal.

     (c) Since the Last Accounts Date, no resolutions or elective resolutions of any kind of the shareholders of the Company have been passed (other than resolutions relating to business at Annual General Meetings which was not special business).

1.7  DOCUMENTS FILED

     All returns, particulars, resolutions and documents required by the CA 1985 to be filed with the Registrar of Companies in respect of each Group Company (other than Egerton Australia and Egerton Inc) have been duly filed and all returns, particulars, resolutions and documents required to be filed by Egerton Australia and Egerton Inc under any applicable legislation with respect to the regulation of companies have been duly filed.

1.8  CORPORATE INFORMATION

     The information contained in Schedule 1 is true and accurate in all respects.

2.   ACCOUNTS

2.1  THE LAST ACCOUNTS

     (a) The Last Accounts were prepared in accordance with the historical cost convention and the bases and policies of accounting adopted for the purposes of preparing the Last Accounts are the same as those adopted in preparing the audited accounts of the Company in respect of the last two preceding accounting periods.

     (b)  The Last Accounts, a copy of which is attached to the Disclosure
          Letter:

          (i) give a true and fair view of the state of affairs of the Company as at the Last Accounts Date and of its profits or losses for the financial period ended on that date;

          (ii) comply with the requirements of the CA 1985 and other relevant statutes in the case of each Group Company (other than Egerton Australia and Egerton Inc) or comply with applicable legislation in the case of Egerton Australia and Egerton Inc;

          (iii) comply with all generally accepted United Kingdom accounting principles applicable to a United Kingdom company as at the Last Accounts Date in the

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                                      35
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               case of each Group Company (other than Egerton Australia and
               Egerton Inc) or comply with all accounting standards in the case of Egerton Australia and Egerton Inc applicable to a New South Wales company or North Carolina corporation, as the case may be, as at the Last Accounts Date.

2.2  BOOKS AND RECORDS

     All the accounts, books, ledgers, financial and other records, of whatsoever kind, of the Company are in its possession, custody or control and, so far as the Vendors are aware, have been properly and accurately kept and completed.

3.   FINANCE

3.1  CAPITAL COMMITMENTS

     Since the Last Accounts Date, the Company has not made or agreed to make any capital expenditure in excess of (pounds)5,000 per item or (pounds)50,000 in aggregate nor has it disposed of any capital assets having a value in excess of (pounds)5,000 per item or (pounds)50,000 in aggregate.

3.2  DIVIDENDS AND DISTRIBUTIONS

     Since the Last Accounts Date, no dividend or other distribution has been declared, made or paid by the Company.

3.3  BANK AND OTHER BORROWINGS

     (a) Details of all bank overdraft and other facilities available to the Company are set out in the Disclosure Letter.

     (b) The total amount borrowed by the Company (as determined in accordance with the provisions of the relevant instruments) does not exceed any limitations on its borrowing powers contained in its Articles of Association or in any debenture or other deed or document binding upon it.

     (c) The Company has no outstanding loan capital, nor has it agreed to create or issue any such loan capital.

     (d)  The Company has not factored any of its debts.

     (e) Since the Last Accounts Date, the Company has not become liable to repay any loan or indebtedness in advance of its stated maturity.

     (f) The Company has not received written notice from any lenders of money to it, requiring repayment or intimating the enforcement of any security any such lender may hold over any of its assets and the Vendors are not aware of any circumstances which are likely to give rise to the same.

3.4  LIABILITIES

     (a) Since the Last Accounts Date, the Company has not incurred any liability of a material amount (being an amount in excess of (pounds)100,000 outside the ordinary course of business.

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                                      36
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     (b)  The Company has not been the tenant of, or a guarantor in respect of, any leasehold property, other than the Properties, in respect of which it retains any residual liability.

3.5  GOVERNMENT GRANTS

     (a) Details of all grants, subsidies or financial assistance applied for or received by the Company from any governmental department or agency or any local or other authority are set out in the Disclosure Letter.

     (b) The acquisition of the Company by the Purchaser will not result in the withdrawal of, or an obligation on the Company to repay, any such grants, subsidies or financial assistance as is referred to in paragraph 3.5(a) of this Schedule.

4.   TRADING

4.1  CHANGES SINCE LAST ACCOUNTS DATE

     (a)  Since the Last Accounts Date:

          (i) the business of the Company has been carried on in the ordinary course;

          (ii) there are no amounts owing to creditors by the Company which have been due for more than 3 months;

          (iii) no dividend or other distribution (as defined for the purposes of Section 209 or 210 of ICTA) has been declared, paid or made by the Company;

          (iv) there has been no material adverse change in the financial or trading position of the Group taken as a whole;

          (v) the Company has not entered into any material contract outside the ordinary course of business;

          (vi) none of the directors of the Company has been notified (whether orally or in writing) that the business of the Company has lost any significant customer or source of supply.

4.2  EFFECT OF SALE OF SHARES

     (a) The Company has not received any written notice and none of its directors has been notified (whether orally or in writing) that, after Completion, as a result of the proposed acquisition of the Company by the Purchaser:

          (i) any supplier of the Company will cease supplying it or substantially reduce its supplies to it;

          (ii) any customer of the Company will cease to deal with it or substantially reduce its existing level of business with it;

          (iii) any officer or senior employee of the Company will leave the employment of the Company except as contemplated by this Agreement.

     (b) So far as the Vendors are aware, compliance with the terms of this Agreement does not and will not:

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                                      37
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          (i)    conflict with, or result in the breach of, or constitute a default under, any provision of the Memorandum or Articles of Association of the Company or any Security Interest, lease, court order or judgement or injunction by which or to which any asset of the Company is bound or subject;

          (ii) relieve any person from any material contractual obligation to the Company, or enable any person to terminate any such obligation;

          (iii) result in the creation, crystallisation or enforcement of any Security Interest on any of the assets of the Company;

          (iv) result in any indebtedness of the Company becoming due and payable prior to its stated maturity.

4.3  CONDUCT OF BUSINESS IN ACCORDANCE WITH MEMORANDA AND ARTICLES OF
     ASSOCIATION

     (a) The Company has at all times carried on business and conducted its affairs in accordance with its Memorandum and Articles of Association for the time being in force.

     (b) The Company is empowered and duly qualified to carry on business in all jurisdictions in which it now carries on business.

4.4  COMPETITION

     (a) So far as the Vendors are aware, each Group Company (other than Egerton Australia and Egerton Inc) is not a party to any agreement which:

          (i) has been registered under the Restrictive Trade Practices Acts 1976 and 1977;

          (ii)   contravenes Articles 85 and/or 86 of the Treaty of Rome;

          (iii) contravenes any other anti-trust, anti-monopoly or anti-cartel legislation or regulations.

     (b) So far as the Vendors are aware, each Group Company (other than Egerton Australia and Egerton Inc) has not engaged in any anti-competitive practice as defined in the Competition Act 1980.

     (c) So far as the Vendors are aware, neither Egerton Australia nor Egerton Inc has contravened any legislation applicable in New South Wales or North Carolina, as the case may be, which prohibits or regulates business conduct which is anti-competitive.

4.5  LITIGATION

     (a) The Company is not engaged in any legal or arbitration proceedings as plaintiff or defendant. So far as the Vendors are aware, there are no such proceedings pending or threatened and, so far as the Vendors are aware, there are no circumstances which are likely to give rise to any such proceedings.

     (b) The Company has not received any written notice of a dispute with any government or any agency or body acting on behalf of such government or any other authority in the United Kingdom or elsewhere in relation to the affairs of the Company, and, so far as

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                                      38
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           the Vendors are aware, there are no circumstances which are likely to give rise to any such dispute.

      (c) The Company is not a party to any undertaking or assurance given to any court or governmental agency which is still in force.

4.6   INSOLVENCY

      (a) No order has been made or petition presented or resolution passed for the winding up of the Company; nor has any distress, execution or other process been levied in respect of the Company which remains undischarged; nor is there any unfulfilled or unsatisfied judgement or court order outstanding against the Company.

      (b) No Group Company (other than Egerton Australia and Egerton Inc) is unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986.

      (c) Neither Egerton Australia nor Egerton Inc is insolvent under any applicable legislation in New South Wales or North Carolina as the case may be.

4.7   COMPLIANCE WITH STATUTES

      So far as the Vendors are aware, the Company has conducted and is conducting its business in all material respects in accordance with all applicable laws and regulations whether of the United Kingdom or elsewhere.

4.8   DATA PROTECTION

      (a) A copy of each current registration held by the Company is annexed to the Disclosure Letter.

      (b) The Company has not received any written notice or allegation from either the data protection registrar or a data subject alleging material non-compliance with the data protection principles contained in schedule 1 to the Data Protection Act 1984 or any other provisions of the Data Protection Act 1984 or prohibiting the transfer of data to a place outside the United Kingdom.

4.9   DOCUMENTS STAMPED

      All documents to which the Company is a party which form part of the title of the Company in or to any of its property, undertaking or assets and which attract stamp duty or stamp duty reserve tax have been duly stamped.

4.10  BUSINESS NAMES

      The Company does not use a name for any purpose other than its full corporate name.

4.11  POWERS OF ATTORNEY AND AUTHORITY

      (a)  No power of attorney given by the Company is in force.

      (b) There are not outstanding any authorities (express or implied) by which any person (other than a director or officer) may enter into any contract or commitment to do anything on behalf of the Company.

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                                      39

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4.12  LICENCES AND CONSENTS

      (a) The Company has obtained all necessary licences and consents from any person, authority or body for the carrying on of its business as now carried on (short particulars of each licence and consent being set out in the Disclosure Letter) and all such licences and consents are valid and subsisting.

      (b) The Company has not received any written notice that it is in breach of any of the terms or conditions of any such licences or consents and, so far as the Vendors are aware, there are no circumstances which are likely to lead to any such licence or consent being revoked or not being renewed.

4.13  JOINT VENTURES AND PARTNERSHIPS

      (a) The Company is not, nor has it agreed to become, a member of any joint venture, consortium, partnership or other unincorporated association.

      (b) The Company is not, nor has it agreed to become, a party to any agreement for sharing commissions or other income.

4.14  SUBSISTING CONTRACTS

      (a) The Company is not a party to any material contract ([being a contract which is material to the continued operations of the Company as now carried on]) which:

           (i)    is outside the ordinary course of business; or

           (ii)   is for a fixed term of more than 12 months; or

           (iii) is of a long-term nature (that is, unlikely to have been fully performed in accordance with its terms more than 12 months after the date on which it was entered into); or

           (iv) is incapable of termination by it in accordance with its terms on 6 months' notice or less; or

           (v) is a contract for hire or rent, hire purchase or purchase by way of credit sale or periodical payment.

      (b) There is not now outstanding any agreement allowing any third party to act as agent of the Company.

      (c) The Company is not a party to any distributorship or marketing agreement, or any other agreement which in any material way restricts its freedom to carry on the whole or any part of its business in any part of the world in such manner as it thinks fit.

4.15  DEFAULTS UNDER MATERIAL CONTRACTS

      (a) So far as the Vendors are aware, the Company is not in default in any material respect under any material contract to which it is a party nor has the Company received any written notice that it is in default under any material contract to which it is a party.

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                                      40

________________________________________________________________________________

      (b) So far as the Vendors are aware, no party to any material contract with the Company is in default in any material respect under such contract and, so far as the Vendors are aware, there are no circumstances which are likely to give rise to any such default.

4.16  DEFECTIVE PRODUCTS

      The Company has not received any written notice claiming that any product which the Company has manufactured, sold or supplied is defective in any material respect.

4.17  PURCHASES AND SALES FROM OR TO ONE PARTY

      During the financial period of the Company ended 31 December 1997, neither more than 25 per cent of the aggregate amount of all the purchases, nor more than 25 per cent of the aggregate amount of all the sales, of the Company were obtained or made from or to the same supplier or customer, as the case may be.

4.18  GUARANTEES AND INDEMNITIES

      (a) The Company has not given any guarantee or entered into any agreement for indemnity or for suretyship for the benefit of any third party (other than another Group Company) which is still outstanding.

      (b) No third party (other than another Group Company) has given any guarantees or entered into any agreement for indemnity or for suretyship in favour of the Company which is still outstanding.

4.19  ARRANGEMENTS WITH INSIDERS

      (a) Apart from any contract of employment between any of the Vendors and the Company, there is not now outstanding any contract between the Company on the one hand and any of the Vendors and/or any Associate of any of the Vendors on the other hand.

      (b) None of the Vendors has any rights or interests in any business (other than that now carried on by the Company) which are competitive with the business of the Company as now carried on, save as the registered holder or beneficial owner of any class of securities of any company which is listed or traded on any recognised stock exchange or market.

      (c) There is no outstanding indebtedness of any of the Vendors and/or any Associate of any of the Vendors to the Company.

      (d) Except pursuant to any contract of employment between any of the Vendors and the Company or in respect of directors' fees, there is no outstanding indebtedness of the Company to any of the Vendors and/or any Associate of any of the Vendors.

      (e) There is not now outstanding any shareholders' agreement between the Company and any of the Vendors relating to the management of the Company's affairs.

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                                      41
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5.    EMPLOYMENT

5.1   EMPLOYEES AND TERMS OF EMPLOYMENT

      (a) True and accurate particulars (as at 1 April 1998) of the identities, dates of commencement of continuous employment and/or appointment to office, and the material terms and conditions of employment of all the employees of the Company are set out in the Disclosure Letter.

      (b) True and complete copies of all service agreements between the Company and any of its directors or officers are attached to the Disclosure Letter.

      (c) There are no consultancy agreements between the Company and any person.

5.2   BONUS AND OTHER SCHEMES

      (a) There are no schemes (whether contractual or discretionary) in operation by, or in relation to, the Company under which any director, officer or employee of the Company is entitled to a bonus, profit-share, commission or remuneration of any other sort (whether calculated by reference to the whole or part of the turnover, profits/losses or sales of the Company or otherwise).

      (b) The Company has not registered a profit-related pay scheme under the provisions of Part V Chapter III of ICTA.

5.3   CHANGES IN REMUNERATION AND TERMS AND CONDITIONS

      Since the Last Accounts Date, no change has been made in the rate of remuneration or the terms and conditions of employment of any director, officer or employee of the Company.

5.4   EMPLOYMENT CLAIMS

      (a) So far as the Vendors are aware, no employees or former employees have issued or threatened in writing to issue any court, industrial tribunal or other proceedings against the Company nor made any claim against the Company which is likely to give rise to such proceedings.

      (b) All subsisting contracts of service to which the Company is a party are determinable at any time on 3 months' notice or less without compensation save for pay in lieu.

      (c) No director, officer or employee has given or received notice terminating his employment or office, except as expressly contemplated in this Agreement, and no such director, officer or employee will be entitled to give such notice on other than on his normal terms as a result of the provisions of this Agreement.

      (d) There are no severance, redundancy or other agreements conferring any contractual entitlement on any director, officer or employee to receive any payment on the termination of his employment (except for contractual notice pay or as required by law).

5.5   COLLECTIVE AGREEMENTS

      The Company has not entered into any recognition or collective agreement with a trade union or association representing employees.

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5.6  INDUSTRIAL DISPUTES

     Neither the Company nor its directors, officers or employees is involved in any actual or threatened trade dispute as defined by section 218 of the Trade Union and Labor Relations (Consolidation) Act 1992.

5.7  PENSIONS

     (a) Except pursuant to the Pension Scheme, the Company has not prior to the date of this Agreement paid, provided, participated in or
                                                     ------------
          contributed towards, and the Company has not proposed and is not under any obligation, liability or commitment whether established by trust, contract, board resolution, service agreement, ex-gratia arrangement or otherwise and whether or not legally enforceable to pay, provide, participate in or contribute towards, any retirement, death or disability benefit or otherwise to provide `relevant benefits' within the meaning of section 612 ICTA for or in respect of any present or past officer or employee (or any spouse, child or dependent of any of them) of the Company and no such pension benefit or payment is now being made voluntarily and no ex-gratia payments in respect of any person have been or are proposed to be made by the Company to any such persons.

     (b) The Disclosure Letter contains or refers to full details of the Pension Scheme and all of this information is complete and accurate in all materials respects.

     (c) The Pension Scheme is approved as an approved personal pension scheme within the meaning of Chapter IV of Part XIV of the Income and Corporation Taxes Act 1988 and there is no ground on which such approval may be withdrawn or cease to apply.

     (d) All due contributions and expenses including professional fees in respect of the Pension Scheme payable by the Company have been paid.

     (e) All contracts of insurance relating to the Pension Scheme are enforceable and there is no ground on which the insurers might avoid liability under them. All premiums payable under such contracts of insurance have been paid. Without limitation to the foregoing, all lump sum and pension benefits (other than refunds of contributions) payable in the event of the death of a member in service are fully insured, and all contingent benefits are fully secured, with a reputable insurance company authorised to carry on ordinary long-term insurance business under the Insurance Companies Act 1982 and no special terms including as to premiums in relation to that insurance have been imposed.

     (f) No claim has been made or threatened against the Company or the administrators of the Pension Scheme or against any person whom the Company or administrators is/are or may be liable to indemnify or compensate, in respect of any act, event, omission or other matter arising out of or in connection with the Pension Scheme or any other retirement, death or disability benefits and the Vendors are not aware of any circumstances which are likely to give rise to any such claim. No indemnities have been given to any person in connection with the Pension Scheme under which the Company may be liable.

     (g) Apart from any earnings-related lump sum death-in-service benefits, the Pension Scheme provides only money purchase benefits (as defined in The Occupational Pension Schemes (Disclosure of Information) Regulations 1996 for the beneficiaries and the Company has not given any written promise or assurance to any beneficiary

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                                      43

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          that his benefits under the Pension Scheme will be calculated wholly or partly by reference to any person's remuneration or will constitute any particular amount.

     (h) No discretion or power has been exercised under the Pension Scheme in respect of any employee of the Company to;

          (i)   augment any benefits;

          (ii) admit any person to membership who was not automatically eligible for membership;

          (iii) pay a contribution which would not otherwise be paid.

     (i) There are no proposals to make any amendments to the governing provisions of the Pension Scheme.

     (j) So far as the Vendors are aware, the Company has complied with its obligations in relation to the Pension Scheme.

     (k) No change in the benefits under the Pension Scheme has been promised or is due to be made.

6.   ASSETS

6.1  OWNERSHIP OF ASSETS

     (a) The Company owns all assets included in the Last Accounts or subsequently acquired by it since the Last Accounts Date except for any assets subsequently sold or realised.

     (b) There is no Security Interest on or over any of the assets of the Company except for:

          (i) those which are subject to any equipment lease, or hire, hire purchase or credit sale agreement; or

          (ii) retention of title provisions in respect of goods and materials supplied to the Company in the ordinary course of business; or

          (iii) liens arising in the ordinary course of business by operation of law.

6.2  STOCK

     So far as the Vendors are aware, the stock of the Company is capable of being sold in the ordinary course of its business.

6.3  PLANT

     The plant, machinery, vehicles and other equipment used in connection with the business of the Company are in a reasonable condition and in satisfactory working order and have been regularly and properly maintained.

6.4  INSURANCE

     All insurance effected by the Company, the details of the policies in respect of which are set out in the Disclosure Letter, is currently in full force and effect and, so far as the Vendors are

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                                      44
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     aware, nothing has been done or omitted to be done which could make any policy of insurance void or voidable or which is likely to result in an increase in premium. No claim is outstanding under any of such policies.

6.5  INTELLECTUAL PROPERTY RIGHTS

     (a) So far as the Vendors are aware, all Intellectual Property Rights used by the Company in connection with its business are vested in and beneficially owned by the Company or the Company is entitled to use such Intellectual Property Rights.

     (b) The Company identified in Schedule 4 in relation to the registered Intellectual Property Rights listed in that Schedule is registered as the proprietor of such registered Intellectual Property Rights.

     (c) So far as the Vendors are aware, no right or licence has been granted to any person by the Company to use in any manner or to do anything which would or might otherwise infringe any of the registered Intellectual Property Rights listed in Schedule 4 and, so far as the Vendors are aware, no act has been done or omission permitted by the Company whereby they or any of them have ceased to be valid and enforceable and/or (in the case of any pending applications so listed) incapable of grant.

     (d) So far as the Vendors are aware, the business of the Company (and of any licensee under a licence granted by the Company) as now carried on does not infringe any Intellectual Property right of any other person (or would not do so if the same were valid) or give rise to a liability to pay compensation pursuant to Sections 40 and 41 of the Patents Act 1977.

     (e) So far as the Vendors are aware, the Company has not (otherwise than in the ordinary course of business) disclosed or, so far as the Vendors are aware, permitted to be disclosed or undertaken or arranged to disclose to any person other than the Purchaser any of its Confidential Business Information.

     (f) The Company is not a party to any written secrecy agreement which may materially restrict the use or disclosure of information.

     (g) So far as the Vendors are aware, nothing has been done or omitted by the Company which would enable any licence granted to or by the Company to be terminated or which in any way constitutes a breach of terms of any such licence.

     (h) So far as the Vendors are aware, neither the performance nor the functionality of any of the computer systems and/or computer software which is currently used by the Company for the purposes of its business will be materially and adversely affected by the changes to the date format caused by the advent of the year 2000.

     (i) The Company has not received any written notice that the Intellectual Property Rights or any of them are being infringed, attacked or opposed by any party and none of Mr R. F. Thompson, Mr P. J. Cousins, Mr C. S. Thompson, Mr G. Gardener, Mr T. Hankinson, Mr B. McCabe and Mr G. Ferguson has any knowledge that the Intellectual Property Rights or any of them are being infringed, attacked or opposed by any party.

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7.   PROPERTIES

7.1  PROPERTIES

     (a) The Properties comprise all the properties owned, occupied or otherwise used in connection with the business of the Company. The particulars of the Properties shown in Part 1 of Schedule 3 are true and correct.

     (b) The information contained in Part 2 of Schedule 3 as to the tenure of the Properties, the principal terms of the leases or licences, held by any Group Company, and the principal terms of the tenancies and licenses subject to and with the benefit of which the Properties are held is true and accurate in all respects.

     (c) The present use of each of the Properties is correctly stated in Part 4 of Schedule 3.

7.2  ENCUMBRANCES

     The Properties are free from any Security Interest.

7.3  PLANNING MATTERS

     The use of each of the Properties is the lawful use for the purposes of the Planning Acts.

7.4  LEASEHOLD PROPERTIES

     The Company has paid the rent and has not received any written notice that it has failed to observe and perform the covenants on the part of the tenant and the conditions contained in any lease (which expression includes any underlease) under which the Properties are held, and the last demand (or receipts for rent if issued) were unqualified, and all such leases are valid and in full force save that the Company shall not give any warranty as to the covenants set out in sections 3 and 4 of the Law of Property Act 1994 for the consequences of any breach of the terms of any lease concerning the condition of the Properties.

7.5  TENANCIES

     No tenancies exist by virtue of which any third party is entitled to occupy any part of any of the Properties.

7.6  PRELIMINARY ENQUIRIES

     All replies to preliminary enquiries raised by the Purchaser's Solicitors are true, complete and accurate in all material respects.

8.   TAXATION

8.1 Save as disclosed or provided for in the Last Accounts, there is no existing, contingent or deferred liability for Taxation including (but without prejudice to the generality of the foregoing) liability for Taxation which would arise on the Company ceasing to trade or on its ceasing to use or occupy any asset for the purposes of its trade or on its disposing of any asset at its book value as shown in the Last Accounts or which might arise as a result of the execution or Completion of this Agreement or by reason of the Company otherwise ceasing to be a member of a group of companies or which might arise in the event of any other person failing to pay any tax charged, assessed or payable by such other person (including any liability for Taxation which might arise as a result of two or more such events) but excluding any

________________________________________________________________________________

________________________________________________________________________________

     liability for Taxation which arises solely as the result of the realisation by the Company of trading stock or work in progress in the ordinary course of its business and no material changes in the assets and liabilities as shown in the Last Accounts have occurred since the Last Accounts Date which might result in any such liability.

8.2 The amount of the provision for deferred Taxation contained in the Last Accounts was, at the date the Last Accounts were prepared, adequate and fully in accordance with accountancy practice as generally accepted in the United Kingdom or in any other country in which any of the Subsidiaries operates, where appropriate.

8.3  Since the Accounts Date:

     8.3.1 no disposal has taken place or other event occurred which will or may have the effect of crystallising a liability to taxation which should have been included in the provision for deferred taxation contained in the Accounts if such a disposal or other event had been planned or predicted at the date on which the Accounts were drawn up;

     8.3.2 no payment has been made to the Company to which Section 601 of the Taxes Act applies (pension scheme surpluses: payments to employers).

8.4 The Company has duly complied with all requirements imposed upon it by the Taxation Statutes within time limits prescribed therein and in particular has:

     (a)       properly kept all records and documents so required to be kept;

     (b) properly and punctually made all returns and given all notices and provided full accurate and complete information to the Inland Revenue, HM Customs and Excise and any other fiscal or governmental body (including overseas tax authorities) as required by them and all such returns and notices were and remain complete and accurate in all material respects and were made on a proper basis and the Covenantors are not aware of any circumstances which will give rise to any dispute with a Taxation Authority;

     (c) paid all Taxation charged, assessed, levied or payable in accordance with the Taxation Statutes as and when it became due;

     (d) deducted or withheld tax from all payments where the Taxation Statutes require such deduction or withholding and accounted to the Inland Revenue or other appropriate fiscal or governmental body for tax so deducted or withheld;

     (e) made all claims necessary to obtain relief from Taxation under the Taxation Statutes;

     (f) where appropriate, duly applied for and received all taxation clearances provided for by the Taxation Statutes.

8.5 The Company is not liable and has not since the Last Accounts Date been liable to pay any interest, penalty, fine or sum of a similar nature in respect of Taxation and there is in existence no Inland Revenue charge over or in respect of any of the Company's assets imposed by Section 237 Inheritance Tax Act 1984.

     8.5.1 the Company has duly submitted all claims and disclaimers which have been assumed to have been made for the purpose of the Last Accounts and any which have not been submitted are listed in the Disclosure Letter.

________________________________________________________________________________

 _______________________________________________________________________________

     8.5.2 all clearances obtained by the Company have been properly obtained and all information supplied to the Inland Revenue, H.M. Customs and Excise or other fiscal or governmental body (whether in the UK or elsewhere) in connection with such clearances was complete and accurate in all respects and any transaction for which such clearance was obtained has been carried out only in accordance with the terms of the clearance given therefor and the application on which the clearance was based;

     8.5.3 insofar as the Vendors are aware all material arrangements, agreements or undertakings, between the Company and the Inland Revenue, H.M. Customs & Excise or other fiscal or governmental body (whether in the UK or elsewhere) regarding or affecting the Taxation treatment of the Company have been disclosed in the Disclosure Letter.

8.6 The Company is not in dispute with the Inland Revenue, HM Customs and Excise or any other fiscal or governmental authorities (whether of the UK or elsewhere) and the Vendors are not aware of any circumstances which are likely to give rise to such a dispute and in particular, (but without prejudice to the generality of the foregoing) the Company has not within the last six years been a party to, entered into, or been involved with any arrangement or artificial scheme the main purpose or object or one of the main purposes or objects of which was the avoidance or deferral of Taxation.

8.7 The Company and each of the UK resident subsidiaries is duly registered and is a taxable person for the purposes of value added tax and is not a member of a group which includes any company other than the Group Companies of which the representative member is A. C. Egerton Limited (the "REPRESENTATIVE MEMBER") and has never been registered for such purposes otherwise than as a part of such group and no company (other than the Company or one of the Subsidiaries) is or has ever been a member of such group.

     8.7.1     The Representative Member:

               8.7.1.1 has complied with and observed in all respect the terms of the Value Added Tax Act 1994 and Section 10 of the FA 1985 and all regulations made or notices issued thereunder and has maintained and obtained full, complete, correct and up-to-date records, invoices and other records (as the case may be) appropriate or requisite for the purposes thereof;

               8.7.1.2 is not in arrears with any payments or returns or notifications under such legislation, regulations or notices or liable to any abnormal or no-routing payment or any forfeiture or penalty or interest or surcharge provisions contained therein;

     8.7.2 the Company neither is nor has agreed to become, an agent, manager or factor (for the purposes of Section 47 of the Value Added Tax Act 1994) of any person who is not resident in the United Kingdom.

     8.7.3 no claims have been or could be made by the Company under Section 36 of the Value Added Tax Act 1994 (refund of tax in cases of bad debts);

     8.7.4 the Company holds no interest in any buildings or land in respect of which the Company or any other person has made an election to waive the exemption to value added tax in accordance with the provisions of paragraph 2 of Schedule 10 to the
________________________________________________________________________________

________________________________________________________________________________

               Value Added Tax 1994, nor is the Company contractually committed (contingently or otherwise) to receive any supply in respect of which such an election has been made;

8.8 Since the Last-Accounts Date, no material expenditure has been incurred or is or has become liable to be incurred after that date which will not be wholly deductible in computing the taxable profits of the Company except for expenditure on the acquisition of an asset to be held otherwise than as stock in trade, details of which are set out in the Disclosure Letter.

8.9 All revenue sums payable under any obligation incurred by the Company prior to Completion and which will continue to find the Company after completion have been and to the best of the Covenantors knowledge, information and belief will continue to be deductible for corporation tax purposes, either in computing the profit of the Company as the case may be or in computing the corporation tax chargeable on the Company.

8.10 The Disclosure Letter given full details of all claims or surrenders of group relief pursuant to ICTA Part X Chapter IV (Group relief) and all surrenders or claims for advance corporation tax pursuant to Section 240 ICTA whether for payment or otherwise and of any special arrangements with respect to group relief made pursuant to Inland Revenue Statement of Practice SP 10/93.

8.11 The Company has not adopted nor operates nor is part of any scheme approved, or for which approval has been or is to be sought, under Section 202 of the ICTA (Charities: Payroll Deduction Scheme).

8.12 CAPITAL GAINS

     8.12.1 No Taxation liability would be incurred (or would have been incurred but for the availability of any relief, allowance, deduction or credit) by the Company on a disposal by it of all or any of its assets for;

                    8.12.1.1 in the case of each asset owned by it at the Last Accounts Date a consideration equal to the value attributed to that asset in preparing the Accounts; or

                    8.12.1.2 in the case of any asset acquired since the Last Accounts Date, a consideration equal to the consideration given for the asset;

     8.12.2 no loss which might accrue on the disposal of the Company or any asset is liable to be reduced or eliminated by the application of Section 35(3) or (4) TCGA (exclusion of rebasing);

     8.12.3 as at the Last Accounts Date the Company has no allowable capital losses available for carry forward pursuant to
                    Section 8 TCGA;

     8.12.4 no loss which might accrue on the disposal by the Company of any shares in, or securities of, a company is liable to be reduced by virtue of a deprecatory transaction, as defined in Section 176 of the TCGA (including a distribution treated as a deprecatory transaction by virtue of Section 281 of the ICTA (dividend stripping);

________________________________________________________________________________

_______________________________________________________________________________

     8.12.5 nothing has been done in circumstances such that Section 30 TCGA (value shifting) has or may or will have effect in relation to the disposal of an asset by the Company.

8.13 CAPITAL EXPENDITURE

     8.13.1 All capital expenditure, other than expenditure on land and buildings which is not capable of qualifying for industrial buildings allowances, incurred by the Company or which may be incurred under any continuing obligation has qualified or will qualify for capital allowances;

     8.13.2 the Disclosure Letter gives full details of all claims for and disclaimers of capital allowances and of the manner in which such allowances have been given;

     8.13.3 the Company has not since the Accounts Date done or omitted to do or agreed to do, or permitted to be done, any act as a result of which there may be made a balancing charge under the CAA 1990 or a withdrawal of first year allowances or recovery or excess relief within Section 46 or Section 47 CAA 1990;

     8.13.4 the Company has incurred no expenditure on the provision of machinery or plant for leasing (the meaning of which is, for this purpose, as extended by Section 50 of the CAA 1990);

     8.13.5 the Company has not made any election under Section 37 CAA 1990 (short life assets) nor is taken to have made such an election under sub-section (8)(c) thereof.

8.14 CLOSE COMPANIES

     8.14.1 The Company has no liability to taxation arising as a consequence of being a close company.

8.15 DISTRIBUTIONS

     8.15.1 Since 6/th/ April 1965 the Company has not made any repayment of share capital to which Section 210 of the ICTA applies or issued any share capital paid up otherwise than by the receipt of new consideration within the meaning of Part VI of the ICTA.

     8.15.2 the Company has not been concerned in any exempt distribution within Section 213 to the ICTA within the period of six years preceding Completion;

     8.15.3 the Company has not issued any share capital which is of a relevant class as defined in Section 249(2) of the ICTA (stock dividends) nor does the Company own any such share capital;

     8.15.4 the Company has not made an election to treat any dividend paid or to be paid by it as a foreign income dividend pursuant to
               Section 246A of the ICTA and the Company is not an international headquarters company for the purposes of s.246S of the ICTA.

________________________________________________________________________________

________________________________________________________________________________

8.16   RESIDENCE

       8.16.1 The Company and the Subsidiaries are each resident for tax purposes in their respective countries of incorporation and have no Taxation Liability in any other country.

       8.16.2 Egerton Australia Pty Limited has at all times properly and accurately filed all returns required by the Australian Tax Office and has created and maintained all appropriate and necessary supporting documentation on which these returns were based.

       8.16.3 As at 31/st/ December 1996 the class C franking account balance was a surplus of AUS$2,000,861. No dividends have been paid by Egerton Australia Pty Limited since that date which would have the effect of reducing the amount of that surplus.

       8.16.4 Egerton Australia Pty Limited has sought to comply with the Australian transfer pricing legislation contained in Division 13 of the Income Tax Assessment Act. The prices charged for goods and services provided or received from international related parties are considered to have been at arms length.

       8.16.5 Egerton Australia Pty Limited has at all times complied with the acceptable debt to equity ratios prescribed in Division 16F of the Income Tax Assessment Act.

8.17   MISCELLANEOUS TAXES

       8.17.1 Neither the shares of the Company, nor any property owned by the Company, are subject to any charge imposed by H.M. Customs and Excise or any other fiscal or governmental authority (whether in the UK or elsewhere).

       8.17.2 No circumstances exist such that a power of sale could be exercised in relation to any shares, securities or other assets of the Company pursuant to Section 212 of the Inheritance Tax Act 1984 (contingent liability of transferee for unpaid capital transfer tax or inheritance tax).

       8.17.3 Each of the statements in this Schedule 4 would be true and accurate in relation to each of the Subsidiaries if for references to the Company or to any of the Group Companies there were substituted references to that Subsidiary.

       8.17.4 At no time during the past three years have the activities of the Company or any Subsidiary ceased or the scale of such activities become small or negligible. No arrangements have been or will be made before Completion such that the activities of the Company or any Subsidiary shall cease or the scale of such activities become small or negligible. The condition in
                 Section 767A(6) has not been met by the Company or any of its subsidiaries.

       8.17.5 All transactions between Group Companies have been at arm's length.

       8.17.6 The employees and directors of each of the Group Companies have fully reimbursed the relevant Company for any and all private use made by them of all assets of any of the Group Companies and all loans made to connected

________________________________________________________________________________

________________________________________________________________________________

                 persons were made at a commercial rate of interest and have been repaid in full with interest.

                                  SCHEDULE 3

                 PART 1 - BRIEF DESCRIPTION OF THE PROPERTIES

1.   Freehold premises known as Factory No 1, Murray Road, Orpington, Kent.

2. Freehold premises situate at 27-30 Oxford Road, Penmill Trading Estate, Yeovil, Somerset.

3. Leasehold premises at Central House, Leesons Hill, Orpington, Kent as the same are comprised in a Lease dated 31/st/ May 1985 made between National Westminster Bank plc (as trustee of the Scottish Amicable Exempt Property Trust) (1) and Amalgamated Foods Limited (2).

4. Leasehold premises known as Units 2 and 3, 47 Leesons Hill, Orpington, Kent as the same are comprised in a Lease dated 4/th/ December 1981 made between Vistalodge Limited (1) and Egerton Connectors Limited (2).

5. Leasehold premises known as 18 Melford Court, Hardwick Grange, Warrington, Cheshire as the same are comprised in a Lease dated 1/st/ March 1990 made between Lancashire County Council (1) and Century Oils Limited (2).

6. Leasehold premises known as 17 Melford Court, Hardwick Grange, Warrington, Cheshire as the same are comprised in a Supplemental Lease dated 19/th/ August 1996 made between Lancashire County Council (1) and A C Egerton (Holdings) plc (2).

7. Leasehold premises known as 1801 Bradbury Court, Gastonia, North Carolina, USA as the same are comprised in a Sub-Lease and Agreement dated 1/st/ September 1995 made between Hub Fabricating Company(1) and A C Egerton Inc. (2).

8. Leasehold premises known as 14 Carter Street, Lidcombe, Australia as the same are comprised in a Lease dated 1/st/ April 1995 between Saguni Pty Limited (1) and Egerton Australia Pty Limited (2).

            PART 2 - LEASES OR LICENCES VESTED IN OR OF THE COMPANY

1. A Lease dated 31/st/ May 1985 made between National Westminster Bank plc (as trustee of the Scottish Amicable Exempt Property Trust) (1) and Amalgamated Foods Limited (2) for premises known as Central House, Leesons Hill, Orpington, Kent for a term of 25 years commencing on 25 March 1985 at a current rental of (pounds)205,000.00 per annum.

2. A Lease dated 4/th/ December 1981 made between Vistalodge Limited (1) and Egerton Connectors Limited (2) for premises known as Units 2 and 3, 47 Leesons Hill, Orpington, Kent for a term of 21 years commencing on 24 June 1981 at a current rental of (pounds)48,000.00 per annum.

3. A lease dated 1/st/ March 1990 made between Lancashire County Council (1) and Century Oils Limited (2) for premises known as 18 Melford Court, Hardwick Grange, Warrington, Cheshire for a term of 20 years commencing on 19 February 1990 at a current rental of (pounds)11,500.00 per annum.

4. A Supplemental Lease dated 19/th/ August 1996 made between Lancashire County Council (1) A C Egerton (Holdings) plc (2) for premises known as 17 Melford Court, Hardwick Grange,

________________________________________________________________________________

_______________________________________________________________________________

     Warrington, Cheshire for a term of 5 years commencing on 1 May 1996 at a current rental of (pounds)11,750.00 per annum.

5. A Sub-Lease and Agreement dated 1/st/ September 1995 made between Hub Fabricating Company (1) and A C Egerton Inc. (2) for premises known as 1801 Bradbury Court, Gastonia, North Carolina, USA from 1 September 1995 on a month by month basis at a current rental of US$375.00 per month.

6. A Lease dated 1/st/ April 1995 between Saguni Pty Limited (1) and Egerton Australia Pty Limited (2) for premises known as 14 Carter Street, Homebush Bay, Lidcombe, Australia for a term of 5 years commencing on 1 April 1995 at a current rental of A$225,000.00 per annum.

      PART 3 - LEASES, TENANCIES AND RIGHTS OF OCCUPATION OF THIRD PARTIES

                                     None

                PART 4 - PRESENT USE OF EACH OF THE PROPERTIES

1 Factory No.1, Murray Road, Orpington, Kent: Light manufacturing, offices and warehousing.

2. 27-30 Oxford Road, Penmill Trading Estate, Yeovil, Somerset: Plastics processing manufacturing, offices and warehousing.

3. Central House, Leesons Hill, Orpington, Kent: Light manufacturing, offices and warehousing.

4. Units 2 and 3, 47 Leesons Hill, Orpington Kent: Light assembly and warehousing.

5. 17 Melford Court, Hardwick Grange, Warrington, Cheshire: Light assembly, offices and warehousing.

6. 18 Melford Court, Hardwick Grange, Warrington, Cheshire: Light assembly, offices and warehousing.


________________________________________________________________________________

________________________________________________________________________________

                                  SCHEDULE 4
                    REGISTERED INTELLECTUAL PROPERTY RIGHTS

-------------------------------------------------------------------------------------------
MARK             REGISTERED         REGISTERED       COUNTRY      CLASS        REGISTRATION
                 PROPRIETOR         NUMBER                                     DATE
-------------------------------------------------------------------------------------------
Egerton and 2    A C Egerton        2013470          Great        9 and 17     9 March 1995
hands device     (Holdings) Plc                      Britain
(series of 2
marks)

-------------------------------------------------------------------------------------------

                       PATENTS AND PATENT APPLICATIONS

                                   SEE OVER



________________________________________________________________________________

-----------------------------------------------------------------------------------------------------------------------------------

OUR REFERENCE  SHORT TITLE               APPLICATION NO   REG. NO     APPLICANT             FILING DATE  NEXT FEE DUE   STATUS
P55975D WO     MULTI-CABLE GLAND II      GB93/02398                   A C EGERTON LIMITED   22/11/1993                  abandoned
P54036F AU     TERMINAL BLOCK            20599/83         557893      A C EGERTON LIMITED   26/10/1983                  abandoned
P54036F GB     TERMINAL BLOCK            8328274          2129630     A C EGERTON LIMITED   21/10/1983   21/10/1998     Granted
P54036F MY     TERMINAL BLOCK            107/1987         107/1987    A C EGERTON LIMITED   08/07/1986   21/10/1998     Granted
P55297H GB     TAPER CONTACT             8432561          2168858     A C EGERTON LIMITED   21/12/1984   21/12/1998     Granted
P55297H US     TAPER CONTACT             811388                       A C EGERTON LTD       20/12/1985                  abandoned
P55299H GB     STRIPPING TOOL            8509701          2173958     A C EGERTON LIMITED   16/04/1985   16/04/1998     Granted
P55300F GB     TERMINAL BLOCK            8513089          2176062     A C EGERTON LIMITED   23/05/1985   23/05/1998     Granted
P55301H BR     CABLE ENTRY SEAL          P18602396                    A C EGERTON LIMITED   27/05/1986                  abandoned
P55301H CA     CABLE ENTRY SEAL          508167                       A C EGERTON LIMITED   01/05/1986                  abandoned
P55301H ES     CABLE ENTRY SEAL          296924           296924      A C EGERTON LIMITED   22/05/1986                  abandoned
P55301H FR     CABLE ENTRY SEAL          8610022                      A C EGERTON LIMITED   09/07/1986                  abandoned
P55301H GB     CABLE ENTRY SEAL          8531059          2171855     A C EGERTON LIMITED   17/12/1985   17/12/1998     Granted
P55301H IE     CABLE ENTRY SEAL          1161/R6                      A C EGERTON LIMITED   01/05/1986                  abandoned
P55301H IT     CABLE ENTRY SEAL          48073-A/86       1191933     A C EGERTON LIMITED   28/05/1986                  abandoned
P55301H JP     CABLE ENTRY SEAL          61-129367                    A C EGERTON LIMITED   05/06/1986                  abandoned
P55301H US     CABLE ENTRY SEAL          860562                       A C EGERTON LIMITED   07/05/1986                  abandoned
P55301H ZA     CABLE ENTRY SEAL          86/3412          86/3412     A C EGERTON LIMITED   07/05/1986                  abandoned
P55461H GB     CABLE STRIPPER II         8825215.0                    A C EGERTON LIMITED   27/10/1988                  abandoned
P55790D GB     TEST ACCESS POINTS        9120612.8        2260036     A C EGERTON LIMITED   28/09/1991   28/09/1998     Granted
P55826D GB     MODULAR CONNECTOR         9124355.0        2261773     A C EGERTON LIMITED   15/11/1991   15/11/1997     Granted
P55790D US     TEST ACCESS POINTS        08/154161        5399100     A C EGERTON LIMITED   17/11/1993   21/09/1998     Granted
P55966H GB     PERSONALITY CONNECTOR     9302586.4                    A C EGERTON LIMITED   10/02/1993                  abandoned
P55975H GB     MULTI-CABLE GLAND II      9224505.9                    A C EGERTON LIMITED   23/11/1992                  abandoned
P55978H GB     MULTI-CABLE GEL GLAND     9225419.2                    A C EGERTON LIMITED   04/12/1992                  abandoned
P56270D GB     BACK TO BACK CONNECTOR    9419581.5                    A C EGERTON LIMITED   29/09/1994                  Pending
P55966D MY     PERSONALITY CONNECTOR     P19400308        MY-10996    A C EGERTON LIMITED   09/02/1994   31/10/1998     Granted
P55966D WO     PERSONALITY CONNECTOR     GB94/00209                   A C EGERTON LIMITED   10/02/1994                  abandoned
P56429D GB     READY ACCESS CLOSURE      9600790.1        229/H10     A C EGERTON LTD       15/01/1996   15/01/2000     Granted
P56356D GB     CLOSURE APPARATUS         9526490.9                    A C EGERTON LIMITED   22/12/1995                  Pending
P55826D1GB     MODULAR CONNECTOR         9508455.4        2287367     A C EGERTON LTD       15/11/1991   15/11/1998     Granted
P56518D GB     TERMINAL BLOCK            9514400.2                    A C EGERTON LIMITED   14/07/1995                  Pending
P55966D AU     PERSONALITY CONNECTOR     60071/94         669270      A C EGERTON LIMITED   10/02/1994   10/02/1998     Pending
P55966D US     PERSONALITY CONNECTOR     08/491972                    A C EGERTON LIMITED   10/02/1994                  Pending
P55966D AT     PERSONALITY CONNECTOR     94906314.3       E140562     A C EGERTON LIMITED   10/02/1994   10/02/1998     Granted
P55366D CH     PERSONALITY CONNECTOR     94906314.3       0683925     A C EGERTON LIMITED   10/02/1994   10/02/1998     Granted
P55966D DE     PERSONALITY CONNECTOR     94906314.3       0683925     A C EGERTON LIMITED   10/02/1994   10/02/1998     Granted
P55966D EP     PERSONALITY CONNECTOR     94906314.3       0683925     A C EGERTON LIMITED   10/02/1994                  Granted
P55966D ES     PERSONALITY CONNECTOR     94906314.3       0683925     A C EGERTON LIMITED   10/02/1994   10/02/1998     Granted
------------------------------------------------------------------------------------------------------------------------------------

___________________________________________________________________________________________________________________________________

OUR REFERENCE  SHORT TITLE             APPLICATION NO  REG. NO     APPLICANT                FILING DATE  NEXT FEE DUE   STATUS
P55966D FR     PERSONALITY CONNECTOR   94906314.3      0683925     A C EGERTON LIMITED      10/02/1994   10/02/1998     Granted
P55966D GB     PERSONALITY CONNECTOR   94906314.3      0683925     A C EGERTON LIMITED      10/02/1994   10/02/1998     Granted
P55966D IE     PERSONALITY CONNECTOR   94906314.3      0683925     A C EGERTON LIMITED      10/02/1994   10/02/1998     Granted
P55966D IT     PERSONALITY CONNECTOR   94906314.3      0683925     A C EGERTON LIMITED      10/02/1994   10/02/1998     Granted
P55966D PT     PERSONALITY CONNECTOR   94906314.3      0683925     A C EGERTON LIMITED      10/02/1994   10/02/1998     Granted
P55975D EP     MULTI-CABLE GLAND II    94900908.8      0670086     A C EGERTON LIMITED      22/11/1993                  Granted
P55975D CH     MULTI-CABLE GLAND II    94900908.8      0670086     A C EGERTON LIMITED      22/11/1993                  Abandoned
P55975D ED     MULTI-CABLE GLAND II    94900908.8      0670086     A C EGERTON LIMITED      22/11/1993                  Abandoned
P55975D ER     MULTI-CABLE GLAND II    94900908.8      0670086     A C EGERTON LIMITED      22/11/1993                  Abandoned
P55975D GB     MULTI-CABLE GLAND II    94900908.8      0670086     A C EGERTON LIMITED      22/11/1993                  Abandoned
P55975D ER     MULTI-CABLE GLAND II    702067/95                   A C EGERTON LIMITED      22/11/1993                  abandoned
P55975D US     MULTI-CABLE GLAND II    08/436147                   A C EGERTON LIMITED      10/07/1995                  ABANDONED
P56611D GB     UNIVERSAL CONNECTOR     9602210.8                   A C EGERTON LIMITED      03/02/1996                  ABANDONED
               MODULE
P56613D GB     FLUTED CONNECTOR        9610396.5                   A C EGERTON LIMITED      17/05/1996                  Pending
P56613D MY     CONNECTOR UNIT          PI 9605090                  A C Egerton Limited      04/12/1996                  Pending
P56429D MY     CLOSURE APPARATUS                                   A C EGERTON LIMITED      05/02/1996                  Pending
P56429D WO     CLOSURE APPARATUS       GB96/00136                  A C EGERTON LIMITED      23/01/1996                  abandoned
P56817D GB     UNIVERSAL CONNECTOR     9625961.9                   A C Egerton Limited      13/12/1996                  Pending
               MODULE II
P56822D GB     PROTECT ROCKER BLOCK    9625307.5                   A C Egerton Limited      05/12/1996                  Pending
P56823D GB     BRAKE CONNECTOR         9625131.9                   A C Egerton Limited      03/12/1996                  abandoned
P56613D EP     DISCONNECT MODULE       96308734.1                  A C Egerton Limited      03/12/1996   03/12/1998     Pending
P56613D AU     FLUTED CONNECTOR        74126/96                    A C Egerton Limited      04/12/1996   04/12/1998     Pending
P56613D US     CONNECTOR UNIT          08/761162                   A C Egerton Limited      06/12/1996                  Pending
P56958D GB     PROTECTED MINI ROCKER   9705714.5                   A C Egerton Limited      19/03/1997                  Pending
P56976D GB     THREE WAY TEST PORT     9705714.7                   A C Egerton Limited      09/04/1997                  Pending
P56822D EP     PROTECT ROCK BLOCK      97308147.4                  A C Egerton Limited      14/10/1997   14/10/1999     Pending
P57165D GB     BLOCK TERMINAL WITH     9724219.2                   A C Egerton Limited      18/11/1997                  Pending
               SOFT DIAL
P56822D MY     TELECOMMUNICATIONS      P1 9704512                  A C Egerton Limited      26/09/1997                  Pending
               APPARATUS
P56958D EP     PROTECTED MINI ROCKER   98302000.9                  A C Egerton Limited      17/03/1998   17/03/2000     Pending
P57271D GB     THREE WAY TEST PORT II  9803076.0                   A C Egerton Limited      16/02/1998                  Pending
P57349D WO     THREE WAY TEST PORT     PCT/GB98/00870              A C Egerton Limited      08/04/1998                  Pending
T33869D GB     EGERTON                 2013470         2013470     A C Egerton (Holdings)   09/03/1995   09/03/2005     Granted
                                                                   Limited
___________________________________________________________________________________________________________________________________

________________________________________________________________________________

SIGNED by ROY FREDERICK                 )
THOMPSON in the presence of:            )

/s/ Roy Frederick Thompson

SIGNED by MURIEL CAMPBELL               )
THOMPSON in the presence of:            )

/s/ Muriel Campbell Thompson

SIGNED by ALLISON ANN                   )
SWIFT in the presence of:               )

/s/ Allison Ann Swift                   )

SIGNED by JANE ELIZABETH                )
DAVIS in the presence of:               )

/s/ Jane Elizabeth Davis                )

SIGNED by CHARLES SYDNEY                )
THOMPSON in the presence of:            )

/s/ Charles Sydney Thompson

SIGNED by FELICITY                      )
CHARLOTTE THOMPSON in the               )
presence of:                            )

/s/ Felicity Charlotte Thompson

SIGNED by JANE ELIZABETH                )
DAVIS and STEWART P                     )
DAVIS as Trustees for the R F           )
Thompson Settlement for the Children    )
of Jane Elizabeth Davis in the presence )
of:                                     )

/s/ Jane Elizabeth Davis
/s/ Stewart P Davis

SIGNED by ALLISON ANN                   )
SWIFT and WILLIAM                       )
BEAUMONT SWIFT as Trustees of           )
the R F Thompson Settlement for the     )
Children of Allison Ann Swift in the    )
presence of:                            )

/s/ Allison Ann Swift
/s/ William Beaumont Swift

________________________________________________________________________________

________________________________________________________________________________

SIGNED by CHARLES SYDNEY                )
THOMPSON and FELICITY                   )
CHARLOTTE THOMPSON as                   )
Trustees of the R F Thompson            )
Settlement for the children of Charles  )
Sydney Thompson in the presence of:     )

/s/ Charles Sydney Thompson
/s/ Charlotte Thompson

SIGNED by MURIEL CAMPBELL               )
THOMPSON and CHARLES                    )
SYDNEY THOMPSON as Trustees             )
of the R F Thompson Life Interest       )
Settlement dated 30 June 1997 in the    )
presence of:                            )

/s/ Muriel Campbell Thompson
/s/ Charles Sydney Thompson

SIGNED by JANE ELIZABETH                )
DAVIS and ALLISON ANN                   )
SWIFT and CHARLES SYDNEY                )
THOMPSON as Trustees of the             )
R F Thompson Grandchildren's            )
Settlement dated 1 July 1997 in the     )
presence of:                            )

/s/ Jane Elizabeth Davis
/s/ Allison Ann Swift
/s/ Charles Sydney Thompson

SIGNED by ROY FREDERICK                 )
THOMPSON and PETER JOHN                 )
COUSINS as trustees of the life         )
interest trust of Roy Frederick         )
Thompson in the presence of:            )

/s/ Roy Frederick Thompson
/s/ Peter John Cousins

SIGNED by CHARLES SYDNEY                )
THOMPSON and PETER JOHN                 )
COUSINS as trustees of the life         )
interest trust of Charles Sydney        )
Thompson in the presence of:            )

/s/ Charles Sydney Thompson
/s/ Peter John Cousins

________________________________________________________________________________

________________________________________________________________________________

SIGNED by FELICITY CHARLOTTE    )
THOMPSON and PETER JOHN COUSINS )
as trustees of the life         )
interest trust of Felicity      )
Charlotte Thompson in the       )
presence of:                    )

/s/ Felicity Charlotte Thompson
/s/ Peter John Cousins

SIGNED by ALLISON ANN SWIFT and )
PETER JOHN COUSINS as trustees  )
of the life interest trust of   )
Allison Ann Swift in the        )
presence of:                    )

/s/ Allison Ann Swift
/s/ Peter John Cousins

SIGNED by JANE ELIZABETH DAVIS  )
and PETER JOHN COUSINS as       )
trustees of the life interest   )
trust of Jane Elizabeth Davis   )
in the presence of:             )

/s/ Jane Elizabeth Davis
/s/ Peter John Cousins

SIGNED by WILLIAM BEAUMONT      )
SWIFT and PETER JOHN COUSINS as )
trustees of the life interest   )
trust of William Beaumont Swift )
in the presence of:             )

/s/ William Beaumont Swift
/s/ Peter John Cousins

SIGNED by MURIEL CAMPBELL       )
THOMPSON and PETER JOHN COUSINS )
as trustees of the life         )
interest trust of Muriel        )
Campbell Thompson in the        )
presence of:                    )

/s/ Muriel Campbell Thompson
/s/ Peter John Cousins

________________________________________________________________________________

________________________________________________________________________________

SIGNED by CHRISTOPHER BERKELEY  )
DAWSON in the presence of:      )

/s/ Christopher Berkeley Dawson

SIGNED by KERRY ANNE DAWSON in  )
the presence of:                )

/s/ Kerry Anne Dawson

SIGNED by PATRICIA MARSHALL     )
BAPTY in the presence of:       )

/s/ Patricia Marshall Bapty

SIGNED by PATRICIA MARSHALL     )
BAPTY and ARTHUR ALLAN BAPTY as )
Trustees of the P M Bapty       )
Settlement for her Daughters    )
dated 30 June 1997 in the       )
presence of:                    )

/s/ Patricia Marshall Bapty
/s/ Arthur Allan Bapty

SIGNED by PATRICIA MARSHALL     )
BAPTY and ARTHUR ALLAN BAPTY as )
Trustees of the P M Bapty       )
Settlement for her              )
Grandchildren dated 30 June     )
1997 in the presence of:        )

/s/ Patricia Marshall Bapty
/s/ Arthur Allan Bapty

SIGNED by ARTHUR ALLAN BAPTY    )
and PATRICIA MARSHALL BAPTY as  )
Trustees of the A A Bapty       )
Settlement for his Children     )
dated 30 June 1997 in the       )
presence of:                    )

/s/ Arthur Allan Bapty
/s/ Patricia Marshall Bapty

________________________________________________________________________________

________________________________________________________________________________

SIGNED by PATRICIA                          )
MARSHALL BAPTY and                          )
EDMUND PROBERT as trustees of               )
the life interest trust of Patrica          )
Marshall Bapty in the presence of:          )

     /s/  Patricia Marshall Bapty
     /s/  Edmund Probert

SIGNED by DR ARTHUR ALLAN                   )
BAPTY and EDMUND PROBERT                    )
as trustees of the life interest trust      )
of Dr Arthur Allan Bapty in the presence    )
of                                          )

     /s/  Dr Arthur Allan Bapty
     /s/  Edmund Probert

SIGNED by CHRISTOPHER                       )
BERKELEY DAWSON and EDMUND PROBERT          )
as trustees of the life interest trust      )
of Christopher Berkeley Dawson in the       )
presence of:                                )

     /s/  Christopher Berkeley Dawson
     /s/  Edmund Probert


SIGNED by KERRY ANNE DAWSON                 )
and EDMUND PROBERT as trustees of the life  )
interest trust of Kerry Anne Dawson in the  )
presence of:                                )

     /s/  Kelly Anne Dawson
     /s/  Edmund Probert


SIGNED by CHRISTINA GABRIEL                 )
HUMPHRIES AND EDMUND PROBERT as trustees    )
of the life interest trust of Christina     )
Gabriel Humphries in the presence of:       )

     /s/  Christina Gabriel Humphries
     /s/  Edmund Probert

________________________________________________________________________________

________________________________________________________________________________

SIGNED by HARRIET ESTER            )
MERRYWEATHER and EDMUND PROBERT    )
as trustees of the life            )
interest trust of Harriet Ester    )
Merryweather in the presence       )
of:                                )

/s/ Harriet Ester Merryweather
/s/ Edmund Probert

SIGNED by JULIA JANE DAWSON and    )
EDMUND PROBERT as trustees of      )
the life interest trust of         )
Julia Jane Dawson in the presence  )
of:                                )

/s/ Julia Jane Dawson
/s/ Edmund Probert

SIGNED by PETER JOHN COUSINS in    )
the presence of:                   )

/s/ Peter John Cousins

SIGNED by JENNIFER MARY ROSE       )
COUSINS in the presence of:        )

/s/ Jennifer Mary Rose Cousins

SIGNED by NICHOLAS ANTHONY         )
COUSINS and PETER JOHN COUSINS     )
as trustees of the life            )
interest trust of Nicholas         )
Anthony Cousins in the presence    )
of:                                )

/s/ Nicholas Anthony Cousins
/s/ Peter John Cousins

SIGNED by LOUISA PHILLIPA          )
COUSINS and PETER JOHN COUSINS     )
as trustees of the life            )
interest trust of Louisa           )
Phillipa Cousins in the            )
presence of:                       )

/s/ Louisa Phillipa Cousins
/s/ Peter John Cousins

________________________________________________________________________________

________________________________________________________________________________

SIGNED by PETER JOHN COUSINS    )
and JENNIFER MARY ROSE          )
COUSINS as trustees of the      )
life interest trust of Peter    )
John Cousins in the presence    )
of:                             )

/s/ Peter John Cousins
/s/ Jennifer Mary Rose Cousins

SIGNED by JENNIFER MARY ROSE    )
COUSINS and PETER JOHN COUSINS  )
as trustees for the life        )
interest trust of Jennifer Mary )
Rose Cousins in the presence    )
of:                             )

/s/ Jennifer Mary Rose Cousins
/s/ Peter John Cousins

SIGNED by LEONARD JOSEPH        )
ALFIERI in the presence of:     )

/s/ Leonard Joseph Alfieri

SIGNED by MARGARET JOSEFA       )
ALFIERI in the presence of:     )

/s/ Margaret Josefa Alfieri

SIGNED by LEONARD JOSEPH        )
ALFIERI and MARGARET JOSEFA     )
ALFIERI as Trustees of the LJ   )
Alfieri Settlement for his Sons )
dated 30 June 1997 in the       )
presence of:                    )

/s/ Leonard Joseph Alfieri
/s/ Margaret Josefa Alfieri

SIGNED by LEONARD JOSEPH        )
ALFIERI and PETER JOHN COUSINS  )
as trustees of the life         )
interest trust of Margaret      )
Josefa Alfieri in the presence  )
of:                             )

/s/ Leonard Joseph Alfieri
/s/ Peter John Cousins

________________________________________________________________________________

________________________________________________________________________________

SIGNED by MARGARET JOSEFA         )
ALFIERI and PETER JOHN            )
COUSINS as trustees of the life   )
interest trust of Margaret Josefa )
Alfieri in the presence of:       )

/s/ Margaret Josefa Alfieri
/s/ Peter John Cousins

SIGNED by                         )
for and on behalf of CHANNELL     )
COMMERCIAL CORPORATION            )
in the presence of:               )

/s/ Gary Napolitano
________________________________________________________________________________